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                                                                    Exhibit 3.1
                                   BY-LAWS OF


                           DECTRON INTERNATIONALE INC.


      (Corporation incorporated under the Canada Business Corporations Act)

BY-LAW NUMBER 1: GENERAL BY-LAWS

PART I COMMON RULES                           "Register"
                                              "registration procedure"
Section 1. GENERAL PROVISIONS                 "Regulations"
                                              "representative"
    1.   Contractual nature                   "reserved powers"
                                              "special meeting"
A. SCOPE OF APPLICATION                       "unanimous shareholder agreement"
                                          6.   Definitions in the Act or in the
    2.   Part I                                Regulations
    3.   Part II
    4.   Part III                         C.   INTERPRETATION

B. DEFINITIONS                            7.   Rules of interpretation
                                          8.   Discretion
    5.   Definitions in the by-laws       9.   Precedence
         "Act"                           10.   Headings
         "An Act respecting the legal    11.   Time limits
         publicity of sole
         proprietorships"                Section 2. CORPORATION
         "articles"
         "auditor"                       A.    REGISTERED OFFICE AND
         "body corporate"                      ESTABLISHMENT
         "by-laws"
         "contracts, documents or        12.   Place and address of registered
         instruments in writing"               office
         "declaration deposited in the   13.   Change of address and of place
         Register"                       14.   Establishment
         "Director"                      15.   Applicable legislation
         "director"                      16.   Notices to the Corporation
         "Inspector General"
         "juridical or business day"     B.    SEAL AND OTHER MEANS OF
         "meeting of the                       IDENTIFICATION OF THE
         shareholders"                         CORPORATION
         "non-juridical day or
         holiday"                        17.   Form and contents of seal
         "officer"                       18.   Logo
         "person"                        19.   Facsimile of the seal
         "record date"                   20.   Safekeeping of the seal
                                         21.   Safekeeping of the facsimile


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   22.   Use of the seal                 50.   Gifts infer nyos
   23.   Use of the facsimile            51.   By-laws
   24.   Validity                        52.   Banking or finance
   25.   Name                            53.   Financial year
                                         54.   Approval by shareholders
C. BOOKS AND REGISTERS
                                         C.    MEETINGS OF THE BOARD OF
   26.   Corporate Records Book                 DIRECTORS
   27.   Minutes and resolutions
   28.   Safekeeping                     55.   Calling of meetings
   29.   Accounting records              56.   First directors' resolutions
   30.   Examination of books,           57.   Regular meetings
         registers and documents         58.   Annual meeting
   31.   Non-certified copies of         59.   Emergency meeting
         documents                       60.   Waiver of notice
   32.   Disclosure of information to    61.   Place of meetings
         shareholders                    62.   Quorum
                                         63.   Canadian majority
PART II  CORPORATION WITH                64.   President and Secretary
         MORE THAN ONE                   65.   Procedure
         DIRECTOR AND/OR                 67.   Dissent
         SHAREHOLDER                     68.   Meeting by way of technical means
                                         69.   Resolutions in lieu of meetings
Section 1. REPRESENTATION OF THE         70.   Adjournment
            CORPORATION                  71.   Validity

   33.   Representative bodies           D.    OFFICERS AND REPRESENTATIVES

A. DIRECTORS                             72.   Mandataries or agents
                                         73.   Appointment
   34.   Mandatary or agent              74.   Cumulative duties
   35.   Number                          75.   Term of office
   36.   Qualifications                  76.   Remuneration
   37.   Election                        77.   Powers
   38.   Acceptance of office            78.   Duties
   39.   Term of office                  79.   Chairman of the Board of
   40.   De facto directors                    Directors
   41.   Notices to directors            80.   President of the Corporation
   42.   Remuneration and expenses       81.   Vice-President
   43.   Conflict of interest            82.   Treasurer
   44.   Resignation                     83.   Secretary
   45.   Removal from office             84.   General Manager
   46.   End of term of office           85.   Posting of security bond
   47.   Vacancies                       86.   Conflict of interest
                                         87.   Signing of documents
B. POWERS OF THE DIRECTORS               88.   Signing of declarations to be
                                               deposited in the Register
   48.   General rule                    89.   Mechanically-reproduced signature
   49.   Duties                          90.   Proxy holder of the Corporation




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   91.   Legal or other proceedings      Section 2. SHAREHOLDERS
   92.   Prima facie evidence of by
         law                             A.    SECURITIES
   93.   De facto of ricers or
         representatives                 117.  Allotment and issue of securities
   94.   Resignation                     118.  Commission
   95.   Removal from office             119.  Joint shareholders
   96.   End of term of office           120.  New shareholder

E. EXECUTIVE COMMITTEE                   B.    SECURITY CERTIFICATES
   AND OTHER COMMITTEES
                                         121.  Right to a certificate
   97.   Appointment                     122.  Signing of certificates
   98.   Qualifications                  123.  Additional signatures
   99.   Powers                          124.  Joint holders
   100.  Meetings                        125.  Full copy of text
   101.  Remuneration                    126.  Fractional securities
   102.  Compensation                    127.  Evidence
   103.  Other committees                128.  Replacement of certificates
   104.  Dissent
   105.  Removal from office and         C.    TRANSFER OF SECURITIES
         replacement
   106.  End of term of office           129.  Securities' and transfer
                                               registers
                                         130.  Transfer agents
F. DIVISIONS                             131.  Transfers of securities
                                         132.  Lien on a security
   107.   Creation                       133.  Enforcement of a lien
   108.   Management                     134.  Registration of transfers
                                         135.  Deceased shareholder
G. PROTECTION OF THE                     136.  Effect of registration
   DIRECTORS, OF THE
   OFFICERS AND OF THE                   D.  DIVIDENDS
   REPRESENTATIVES
                                         137.  Declaration and payment
   109.   Exclusion of liability         138.  Payment
          vis-a-vis the Corporation      139.  Unclaimed dividend
          and third parties              140.  Joint shareholders
   110.   Right to compensation          141.  Set-off
   111.   Legal action by third party
   112.   Legal action by the            E. NOTICES AND INFORMATION TO
          Corporation                       SHAREHOLDERS
   113.   Liability insurance
   114.   Compensation after end of      142.  Notices to shareholders
          term of office                 143.  Addresses of shareholders
   115.   Determination of conditions    144.  Untraceable shareholder
          precedent to compensation      145.  Notice of record date
   116.   Place of action


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F. MEETINGS OF THE                       1.  AUDITOR OR ACCOUNTANT
   SHAREHOLDERS
                                         175.  Appointment of auditor
   146.   Annual meetings                176.  Remuneration of auditor
   147.   Special meetings               177.  Independence of auditor
   148.   Calling by shareholders        178.  Removal of auditor
   149.   Meetings in the Province of    179.  Opposition by auditor
          Quebec                         180.  End of term of auditor
   150.   Meetings outside the           181.  Accountant
          Province of Quebec             182.  End of term of accountant
   151.   Notice of meeting              183.  Audit Committee
   152.   Notice to the auditor          184.  Duty of Audit Committee
   153.   Contents of notice             185.  Meetings of Audit Committee
   154.   Waiver of notice
   155.   Irregularities                 PART III   CORPORATION WITH SOLE
   156.   Persons entitled to attend a              DIRECTOR OR SOLE SHARE
          meeting                                   HOLDER
   157.   Quorum
   158.   Adjournment                    Section 1. REPRESENTATION OF THE
   159.   Chairman and secretary                    CORPORATION
   160.   Procedure
   161.   Resolutions in lieu of
          meetings                       186.  Representative bodies

G. RIGHT OF SHAREHOLDERS                 Section 2. SOLE DIRECTOR AND OFFICERS
   TO VOTE
                                         A.  SOLE DIRECTOR
   162.   General rule
   163.   Joint shareholders             187.  Composition of the Board of
   164    Securities held by an          Directors
          administrator of the           188.  Mandatary or agent
          property of another or by a    189.  Qualifications
          trustee                        190.  Acceptance of office
   165.   Voting by a show of hands      191.  Term of office
          and casting vote               192.  Powers
   166.   Voting on behalf of a body     193.  Duties
          corporate                      194.  Gifts inter biros
   167.   Ballot                         195.  Remuneration and expenses
   168.   Scrutineer                     196.  Conflict of interest
                                         197.  By-laws
                                         198.  End of term of office

H. PROXIES                               B. OFFICERS AND REPRESENTATIVES

   169.   Proxies                        199   Mandataries or agents
   170.   Form of proxy                  200.  Appointment & cumulative duties
   171.   Revocation                     201.  Term of office
   172.   Filing of proxies              202.  Remuneration
   173.   Deadline for filing            203.  Powers
   174.   Soliciting proxies             204.  Duties
                                         205.  Posting of security bond


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   206.   Conflict of interest           221.  Place of action
   207.   Signing of documents
   208.   Signing of declarations        D. BANKING OR FINANCE deposited
          to be in the Register
   209.   Legal or other proceedings     222.  Banking or finance
   210.   Prima facie evidence of        223.  Financial year
          by-law                         224.  Auditor
   211.   Resignation                    225.  Removal of auditor
   212.   Removal from office            226.  Opposition by auditor
   213.   End of term of office          227.  End of term of auditor
                                         228.  Accountant
C. PROTECTION OF THE SOLE                229.  End of term of accountant
   DIRECTOR, OF THE
   OFFICERS AND OF THE                   Section 3. SOLE SHAREHOLDER
   REPRESENTATIVES
                                         A.  SECURITIES AND DIVIDENDS
   214.   Exclusion of liability
          vis-a-vis the Corporation      230.  Allotment and issue of securities
          and third parties              231.  Security certificates
   215.   Right to compensation          232.  Dividends
   216.   Legal action by third party
   217.   Legal action by the            B.  RESOLUTIONS OF THE SOLE
          Corporation                        SHAREHOLDER
   218.   Liability insurance
   219.   Compensation after end of      233.  Powers
          term of office                 234.  Annual and other resolutions
   220.   Determination of conditions
          precedent to compensation

BY-LAW NUMBER 2: GENERAL BORROWING BY-LAW

BY-LAW NUMBER 3: BANKING BY-LAW


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                                 BY-LAW NUMBER 1

                                    being the

                               GENERAL BY-LAWS OF


                           DECTRON INTERNATIONALE INC.


These general by-laws of the Corporation, also referred to as By-law Number 1, have been passed by a resolution of the sole director or of the directors and confirmed by a resolution of the sole shareholder or of the shareholders, in accordance with the Act.


PART I COMMON RULES

Section 1.    GENERAL PROVISIONS

1. Contractual nature. These general by-laws create relations of a contractual nature between the Corporation and its sole shareholder or its shareholders.

A.            SCOPE OF APPLICATION

2. Part I. The common rules contained in this Part of the by-laws shall apply at all times to Parts II and III hereof.

3. Part II. Part II of the by-laws shall apply from the moment when the Corporation shall be made up either of more than one director or of more than one shareholder or of more than one director and of more than one shareholder.

4. Part III. Part III of the by-laws shall apply whenever the Corporation shall be made up of one (1) sole director or of one (1) sole shareholder or of one (1) sole director and of one (1) sole shareholder, who do not necessarily have to be the same person. If the Corporation is made up of one (l) sole director but of more than one shareholder, Part II shall apply to the shareholders. Conversely, if the Corporation is made up of one (1) sole shareholder but of more than one director, Part II shall apply to the directors.

B.            DEFINITIONS

5. Definitions in the by-laws. Unless there exists an express contrary provision or unless the context clearly indicates otherwise, in the by-laws of the Corporation, in the minutes of the proceedings of the Board of Directors, of the Executive Committee and of the other committees of the Board of Directors and in the resolutions of the sole director or of the directors, of the Executive Committee and of the other committees of the Board of Directors as well as in the minutes of the meetings of the shareholders and in the resolutions of the sole shareholder or of the shareholders the term or the expression:

         "Act" or "Canada Business Corporations Act" shall mean the An Act respecting Canadian business corporations, R.S.C. 1985, c. C-44, as amended, and any amendment thereto, either past or future, and shall include, in particular, any act or statute which may replace it, in whole or in part. In the event of such replacement, any reference to a provision of the Act shall be interpreted as being a reference to the provision which replaced it;


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         "An Act respecting the legal publicity of sole proprietorships"
         shall mean An Act respecting the legal publicity of sole proprietorships, partnerships and legal persons, S.Q. 1993, c. 48, and any future amendment thereto and shall include, in particular, any act or statute which may replace it, in whole or in part. In the event of such replacement, any reference to a provision of An Act respecting the legal publicity of sole proprietorships shall be interpreted as being a reference to the provision which replaced it;

         "articles" shall mean the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of dissolution, articles of revival or articles of arrangement of the Corporation as well as any amendment which may be made thereto;

         "auditor" shall mean the auditor of the Corporation and shall include, in particular, a partnership which is made up of auditors;

         "body corporate" shall include, in particular, a legal person within the meaning of the Civil Code of Quebec, a company, a non-profit corporation, a corporation or an association having a juridical or legal personality separate and distinct from its members, wherever or however incorporated;

         "by-laws" shall mean the present by-laws, any other by-laws of the Corporation which are in force at the time as well as any amendments thereto;

         "contracts, documents or instruments in writing" shall include, among other things, deeds, hypothecs or mortgages, liens, encumbrances, transfers and assignments of property of any kind, conveyances, titles to property, agreements, contracts, receipts and discharges, obligations, debentures and other securities, cheques or other bills of exchange of the Corporation;

         "declaration deposited in the Register" shall mean, as the case may be, the initial declaration, the declaration of registration, the amending declaration, the annual declaration or any other declaration which has been filed or which may, in the future, be required to be filed pursuant to An Act respecting the legal publicity of sole proprietorships and which has been entered on the Register;

         "Director" shall mean the Director appointed pursuant to section 260 of the Act and who is charged with the administration thereof;

         "director" shall mean the person whose name appears at the relevant time in the declaration deposited in the Register and in the Notice of Directors or in the Notice of Change of Directors filed with the Director pursuant to sections 106 or 113 of the Act as well as any other person holding the office of director whatever title may be ascribed to such person and shall include, in particular, the sole director, any de facto director as well as any other person who, at the request of the Corporation, acts or acted as director of another body corporate of which the Corporation is or was a shareholder or a creditor or any person who, at the relevant time, acted in that capacity; and "Board of Directors" shall mean the body of the Corporation made up of the sole director or of all the directors;

         "Inspector General" shall mean the Inspector General of Financial Institutions who is responsible for carrying out the administration of An Act respecting the legal publicity of sole proprietorships;

         "juridical or business day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday, to the extent that it does not fall on a non-juridical day or holiday;

         "meeting of the shareholders" shall mean an annual meeting of the shareholders, a special meeting of the shareholders as well as any meeting of the holders of any class or of any series of securities;

         "non-juridical day or holiday" shall mean any of the following days, namely: any Saturday or Sunday; New Year's Day (January 1st); Good Friday; Easter Monday; the birthday or the day fixed by proclamation for the celebration of the birthday of the reigning Sovereign; Victoria Day; Dominion Day or Dollard-des-Ormeaux Day; Saint-Jean Baptiste Day (June 24th); Canada Day or Confederation Day (July 1st) or July 2nd if July 1St falls on a Sunday; the first Monday in September designated Labour Day; the second Monday in October designated Thanksgiving Day; Remembrance Day (November 11th); Christmas Day (December 25th); any day appointed by proclamation of the Governor-General of Canada to be observed as a day of general prayer or mourning or day of public rejoicing or thanksgiving; in the Province of Quebec, any of the following additional days, namely any day appointed by proclamation of the Lieutenant-Governor to be observed as a public holiday or as a day of general prayer or mourning or day of public rejoicing or thanksgiving within the province, and any day which shall be a non-juridical day or holiday by virtue of an act of the legislature of the province as well as any day which shall be appointed to be observed as a civic holiday by resolution of the council or of any other authority charged with the administration of the civic or municipal affairs of a city, town, municipality or other organized district. Moreover, the 26th day of December shall be considered a non-juridical day or holiday, as shall be the 2nd day of January;

         "officer" shall include the President of the Corporation, the Chairman of the Board of Directors, the Vice-President, the Secretary, the Assistant-Secretary, the Treasurer, the Assistant-Treasurer and the Managing Director;

         "person" shall include, in particular, an individual or a natural person, a partnership within the meaning of the Civil Code of Quebec, an association, a body corporate, a trustee, the liquidator of a succession or a testamentary executor, a tutor or a guardian, a curator, an adviser to a person of full age or a committee, a mandatary or agent, the administrator of a succession or of an estate or any representative of a deceased person or any other person responsible for the administration of the property of another;

         "record date" shall mean the last possible registration date which the sole director or the directors may fix in advance, within fifty
         (50) days prior to the event in question, for the purposes of determining the shareholders entitled to receive dividends, to participate in the distribution subsequent to liquidation, or the shareholders who or which are qualified for any other purpose, except as regards the right to receive notice of, or to vote at, a meeting of the shareholders; and the record date in order to determine the shareholders qualified for any other purpose, except as regards the right to vote or the right to receive notice of a meeting of the shareholders, shall be the date of passage by the sole director or by the directors of the resolution to this end, at the time of close of business;

         "Register" shall mean the register of sole proprietorships, partnerships and legal persons created pursuant to An Act respecting the legal publicity of sole proprietorships, which is also known as the Centre Informatise Du Registre des Entreprises du Quebec (CIDREQ) and which is administered by the Inspector General;

         "registration procedure" shall mean any registration procedure required by law by virtue of which a Corporation shall register or obtain a license or a permit in order to carry on business in a province, in a territory, in another state or in another country or political subdivision thereof;

         "Regulations" shall mean the Regulations made under the Act and as amended from time to time, and any Regulation which may be substituted therefor. In the event of such substitution, any reference in the by-laws of the Corporation to a provision of the Regulations shall be read as a reference to the provision substituted therefor in the new Regulations;

         "representative" shall mean any officer or mandatary or agent of the Corporation or any other person who, at the request of the Corporation, acts or acted as officer or as mandatory or agent of a body corporate of which the Corporation is or was a shareholder or a creditor or any person who, at the relevant time, acted in that capacity and shall include any promoter or any incorporator of the Corporation;

         "reserved powers", in respect of the sole director or of the directors, shall mean the duties which, according to the Act, must be discharged by the sole director or by the directors, including, in particular, the power to:

                   a)   submit to the sole shareholder or to the shareholders
                        any matter requiring the approval of the latter;
                   b)   fill vacancies arising among the directors and fill the
                        position of auditor;
                   c) issue securities unless the sole director or the directors have set in advance the method and conditions of the issue;
                   d)   declare dividends;
                   e) acquire, in particular by way of purchase or of redemption, the securities issued by the Corporation;
                   f) pay the commission provided for in section 41 of the Act to any person purchasing, or agreeing to purchase or to find buyers for, the securities of the Corporation;
                   g)   approve the management proxy circulars referred to in
                        Part XIII of the Act;
                   h) approve the take-over bid circulars or the directors' circulars referred to in Part XVII of the Act;
                   i) approve the annual financial statements of the Corporation referred to in section 155 of the Act; and
                   j)   pass, amend or repeal by-laws;

         "special meeting" shall include, in particular, a special meeting of the holders of securities of any class and a special meeting of all shareholders entitled to vote at an annual meeting of the shareholders; and

         "unanimous shareholder agreement" or "unanimous agreement" shall mean the lawful written agreement which, according to subsection 146(2) of the Act, is designed to restrict, in whole or in part, the powers of the sole director or of the directors to manage the business and the affairs of the Corporation and which has been entered into among all the shareholders or among all the shareholders and one (1) or more persons who are not shareholders, and, in accordance with subsection 146(3) of the Act, shall include the written declaration to the same effect by the sole shareholder who is the beneficial owner of all the issued securities of the Corporation.

6. Definitions in the Act or in the Regulations. Subject to the above definitions, the definitions provided for in the Act or in its Regulations shall apply to the terms and to the expressions used in the by-laws of the Corporation.

C.            INTERPRETATION

7. Rules of interpretation. Terms and expressions used only in the singular shall include the plural and vice-versa, and those only importing the masculine gender shall include the feminine and the neutral genders and vice-versa.

8. Discretion. Unless otherwise provided, where the by-laws confer a discretionary power upon the sole director or on the directors, the latter shall exercise such power as they shall see fit, and shall act prudently, diligently, honestly and faithfully in the best interests of the Corporation and they shall avoid placing themselves in a position of conflict of interest between their personal interest and that of the Corporation. The sole director or the directors may also decide not to exercise such power. No provision contained in these by-laws shall be interpreted so as to increase the duties incumbent on the sole director or on the directors beyond those which are provided in the Act.

9. Precedence. In the event of a contradiction between the Act, the unanimous shareholder agreement or the written declaration of the sole shareholder, the articles or the by-laws of the Corporation, the Act shall prevail over the unanimous shareholder agreement or the written declaration of the sole shareholder, the articles and the by-laws; the unanimous shareholder agreement or the written declaration of the sole shareholder shall prevail over the articles and the by-laws; and the articles shall prevail over the by-laws.

10. Headings. The headings used in these by-laws shall serve merely as references and they shall not be considered in the interpretation of the terms, of the expressions or of the provisions contained in these by-laws.

11. Time limits. If the date set for doing anything, in particular the sending of a notice, falls on a non-juridical day or holiday, such thing may be validly done on the next juridical or business day. In computing any time limit set by these by-laws, the day which marks the starting point is not counted, but the day of the deadline is. Non-juridical days or holidays are counted but, when the last day is a non-juridical day or holiday, the time limit is extended to the next juridical or business day.

Section 2.    CORPORATION

A.            REGISTERED OFFICE AND ESTABLISHMENT

12. Place and address of registered office. The registered office of the Corporation shall be located in the Province of Quebec in the place indicated in its articles or at the address indicated at the relevant time in the declaration deposited in the Register and in the Notice of Registered Office or of Change of Registered Office filed with the Director pursuant to section 19 of the Act.

13. Change of address and of place. The sole director or the directors, by way of resolution, may change the address of the registered office of the Corporation within the boundaries of the place specified in its articles. The President of the Corporation and/or the Secretary or any other representative designated by the sole director or by the directors shall notify the Inspector General of this change by filing a declaration to this effect pursuant to An Act respecting the legal publicity of sole proprietorships and send to the Director, within fifteen (15) days, a Notice of Change of Registered Office pursuant to subsection 19(4) of the Act, this change of address of the registered office taking effect upon receipt of such notice by the Director. The sole director or the directors may transfer the registered office of the Corporation to another place by amending the articles of the Corporation. Such amendment shall take effect from the date indicated on the certificate of amendment.

14. Establishment. The Corporation may have one (1) or more establishments elsewhere in the province in a place other than that of its registered office..

15. Applicable legislation. Where the Corporation has an establishment or where it carries on business in a province or in a territory within Canada or in another jurisdiction, it shall comply with the legislation applicable to it in that province, in that territory, in that other state or in that other country or political subdivision thereof and, in particular, it shall comply with the registration procedure. The President of the Corporation or any person designated by him are authorized to sign any document and take all appropriate action with respect to such registration procedure.

16. Notices to the Corporation. Notices or documents to be sent to, or served upon, the Corporation may be so sent or served, by registered or by certified mail, to or at the address of the registered office indicated at the relevant time in the declaration deposited in the Register and in the Notice of Registered Of lice or of Change of Registered Of lice filed with the Director pursuant to section 19 of the Act. In such a case, the Corporation shall be deemed to have received, or to have been served, such notices or documents on the date of normal mail delivery unless reasonable grounds to the contrary exist.

B.            SEAL AND OTHER MEANS OF IDENTIFICATION OF THE CORPORATION

17. Form and contents of seal. Unless a different form or other contents are approved by the sole director or by the directors, the seal of the Corporation shall consist of two (2) concentric circles between which shall appear the corporate name of the Corporation and only the year of its incorporation may be written in the center of this seal.

18. Logo. The Corporation may approve one (1) or more logos according to the specifications prescribed by the sole director or by the directors.

19. Facsimile of the seal. If the Corporation carries on business outside the province in which its registered office is located, it may approve one (1) or more facsimiles of its seal. Unless other contents are prescribed by the sole director or by the directors, on any such facsimile shall appear the corporate name of the Corporation and/or its version in the language of the province, of the territory, of the state or of the country or political subdivision thereof where the facsimile is used, the year of its incorporation only and the name of the province, of the territory, of the state or of the country or political subdivision thereof.

20. Safekeeping of the seal. The seal shall be kept at the registered office of the Corporation or at any other location determined by one
         (1) of the persons authorized to use it.

21. Safekeeping of the facsimile. The facsimile of the seal shall be kept at the principal establishment of the Corporation situated in the province, in the territory, in the state or in the country or political subdivision thereof where the facsimile is used or at any other location determined by one (1) of the persons authorized to use it.

22. Use of the seal. The use of the seal on a document issued by the Corporation shall be authorized by one (1) of the following persons:

         a)   the Managing Director;
         b)   the President of the Corporation;
         c)   any Vice-President;
         d)   the Secretary;
         e)   the Treasurer; and
         f) any other representative designated by the sole director or by the directors.

23. Use of the facsimile. The sole director or the directors shall determine the representatives authorized to use the facsimile of the seal of the Corporation and only one (1) such authorized representative, at a given time, may affix the facsimile to a document issued by the Corporation.

24. Validity. The Corporation or its guarantors may not assert against a third party who has dealt in good faith with the Corporation or with its assigns that a document bearing the seal of the Corporation or its facsimile and issued by the sole director or by one (1) of its directors, of its officers or of its mandataries or agents having actual or usual authority to issue such document is neither valid nor genuine.

25. Name. The Corporation has a corporate name which shall be assigned to it at the time of its incorporation and it shall exercise its rights and perform its obligations under that name. The sole director or the directors may approve or, as the case may be, abandon, the use of one
         (1) or more assumed, business, trade or firm names or trade-marks so as to enable the Corporation to carry on business or to identify itself, or, as the case may be, to cease to carry on business or to identify itself, by a name other than its corporate name or to identify, or to cease to identify, its wares or its services under one (1) or more trade-marks. However, the corporate name of the Corporation shall be set out in legible characters on all its negotiable instruments, contracts, invoices and orders for goods or services.

C.            BOOKS AND REGISTERS

26. Corporate Records Book. The Corporation shall opt for one (1) or more books in which the following documents, as the case may be, are to be kept:

         a) a copy of the articles of the Corporation as well as any related certificate;
         b)   the by-laws of the Corporation and any amendments thereto;
         c) a copy of the unanimous shareholder agreement or of the written declaration of the sole shareholder;
         d) a copy of the Notices of Directors or of Change of Directors filed with the Director pursuant to sections 106 or 113 of the Act;
         e) a copy of the Notices of Registered Office or of Change of Registered Office filed with the Director pursuant to section 19 of the Act;
         f)   a copy of any declaration deposited in the Register;
         g) the resolutions of the sole director or of the directors, of the Executive Committee and of the other committees of the Board of Directors as well as the minutes of their meetings;
         h)   the resolutions of the sole shareholder or of the shareholders as well as the minutes of the meetings of the shareholders;
         i)   a register of the directors indicating the name, address and citizenship of each director as well as the date of the
              commencement and, as the case may be, of the end of his term of office;
         j) a register containing the notices of disclosure of interest given pursuant to subsection 120(6) of the Act;
         k) a register of the shareholders indicating the name and address of each shareholder as well as the date of his registration as shareholder and, as the case may be, the date on which this registration was cancelled;
         l) a register of the securities issued by the Corporation indicating, for each class or series of securities, the name, in alphabetical order, and the last-known address, of each of the holders of these securities or their predecessors, the number of securities of each holder and the date and the conditions of any transaction with respect to each security as well as the reference numbers for the purposes of the transfer registers and of the security certificates; and
         m) a transfer register indicating the designation of the securities transferred, the number and the date of the transfer, the names of the transferor and of the transferee, the number of securities transferred as well as the numbers of the certificates issued and cancelled.

27. Minutes and resolutions. The minutes of the meetings of the Board of Directors, of the Executive Committee and of the other committees of the Board of Directors and the resolutions of the sole director or of the directors, of the Executive Committee and of the other committees of the Board of Directors as well as the resolutions of the sole shareholder or of the shareholders and the minutes of the meetings of the shareholders may be kept in the same Corporate Records Book under the same tab divider.

28. Safekeeping. The Corporate Records Book shall be kept at the registered office of the Corporation or at any other place determined by the sole director or by the directors.

29. Accounting records. The Corporation shall keep an adequate accounting. If the accounting of the Corporation is kept abroad, there shall be kept, at the registered office or at any other office in Canada, books enabling the sole director or the directors to ascertain on a quarterly basis, with reasonable accuracy, the financial position of the Corporation.

30. Examination of books, registers and documents. Subject to the Act, the sole shareholder or the shareholders and their creditors, their mandataries or agents as well as the Director may examine, during the normal business hours of the Corporation, the following books, registers and documents: the articles of the Corporation; the by-laws and any amendments thereto; the unanimous shareholder agreement or the written declaration of the sole shareholder; the minutes of the meetings of the Board of Directors, of the Executive Committee and of the other committees of the Board of Directors and the resolutions of the sole director or of the directors, of the Executive Committee and of the other committees of the Board of Directors; the minutes of the meetings of the shareholders and the resolutions of the sole shareholder or of the shareholders; the Notices of Directors or of Change of Directorsae well as the Notices of Registered Office or of Change of Registered Office filed with the Director; the copy of any declaration deposited in the Register; the register of the directors of the Corporation; the register of the shareholders of the Corporation; the security register indicating the names and addresses of the shareholder or of the shareholders, the number of securities held and the date and the details of any transaction with respect to the securities; the transfer register. This right of examination may be granted to any person, upon payment of a reasonable fee, where the issued securities of the Corporation are or have been part of a public issue and are held by several persons. Subject to the Act, no shareholder, including the sole shareholder, unless he is also, as the case may be, the sole director or a director, and no creditor of the Corporation may examine the books, registers and documents of the Corporation except for those specifically referred to in this paragraph. In addition, the sole director or the directors and the auditor of the Corporation shall have access to the books, registers and documents of the Corporation at all times.

31. Non-certified copies of documents. The sole shareholder or the shareholders as well as their mandataries or agents may obtain, upon request and without charge, a non-certified copy of the articles, of the by-laws of the Corporation and of any amendments thereto as well as of the unanimous shareholder agreement or of the written declaration of the sole shareholder, as the case may be.

32. Disclosure of information to shareholders. Unless otherwise provided in the Act, no shareholder may insist upon being informed with respect to the management of the business and of the affairs of the Corporation especially where, in the opinion of the sole director or of the directors, it would be contrary to the interests of the Corporation to render any information public. Subject to paragraph 30 above, the sole director or the directors may determine the conditions under which the books, registers and documents of the Corporation may be made available to the sole shareholder or to the shareholders.

PART II       CORPORATION WITH MORE THAN ONE DIRECTOR
               AND/OR SHAREHOLDER

Section 1.    REPRESENTATION OF THE CORPORATION

33. Representative bodies. The Corporation shall act through its representative bodies: the Board of Directors, the officers, the meeting of the shareholders and its other representatives. These bodies shall represent the Corporation within the limits of the powers granted to them by virtue the Act, of its Regulations, of the articles, of a unanimous shareholder agreement or of the by-laws. The Board of Directors may be designated by any other name in any document issued by the Corporation.

A.            DIRECTORS

34. Mandatary or agent. The director shall be considered to be a mandatory or agent of the Corporation. He shall have the powers and the duties set out in the Act, in its Regulations, in the articles, in a unanimous shareholder agreement and in the present by-laws as well as those which are inherent in the nature of his office. In the course of discharging his duties, he shall respect the duties with which he is charged under the Act, its Regulations, the articles, a unanimous shareholder agreement and the present by-laws and he shall act within the limits of the powers granted to him.

35. Number. The number of directors shall be determined by the Board of Directors between the minimum and the maximum indicated in the articles. Failing such a decision, the number of directors of the Corporation shall be the number of directors elected unanimously by the shareholders entitled to vote or the number of directors determined by a special resolution of the shareholders. Except in the case where subsection 105(4) of the Act applies, the majority of the members of the Board of Directors shall be made up of resident Canadians. The Corporation may amend its articles in order to increase or to decrease the number or the minimum or maximum number of directors, provided that the number of votes in favour of the motion to decrease the number of directors exceeds the number of votes cast against this multiplied by the number of directors provided for in the articles. However, a decrease in such numbers may not shorten the term of office of the directors then in office.

36. Qualifications. Subject to the articles or to a unanimous agreement, a person need not be a shareholder in order to become a director of the Corporation. Moreover, any natural person may be a director except for a person who is under eighteen (18) years of age, a person who is of unsound mind and has been so found by a court of law in Canada or elsewhere, a person who has the status of bankrupt or a person who has been barred by a court of law from holding such an office.

37. Election. The directors shall be elected by the shareholders at the first meeting of the shareholders and at each annual meeting or, as the case may be, at a special meeting. In the event of a change in the composition of the Board of Directors, the Corporation shall give notice of this change by filing a declaration with the Inspector General in accordance with An Act respecting the legal publicity of sole proprietorships and send to the Director a Notice of Change of Directors in accordance with subsection 113(1) of the Act.

38. Acceptance of office. A director may accept his office expressly by signing an Acceptance of Office form to this end. Furthermore, his acceptance may be made tacitly and, in such a case, it may be inferred from the actions, from the acts, from the deeds and even from the silence of the director.

39. Term of office. Unless otherwise decided by the shareholders, each director shall hold of lice for a term of one (1) year or until his successor or his replacement shall have been appointed or elected, unless the term of office of the director ends prematurely. A director whose term of office has ended may be reselected. The term of office of the first directors whose names appear at the relevant time in the declaration deposited in the Register and in the Notice of Directors prescribed by subsection 106(1) of the Act shall commence on the date of the certificate of incorporation and shall end when that of their successors or of their replacements shall commence.

40. De facto directors. The actions, the acts or the deeds of the directors shall not be voidable by reason only that the latter were incapable, that their appointment was irregularly made or that a declaration deposited in the Register or that a Notice of Directors or of Change of Directors filed with the Director pursuant to subsections 106(1) or 113(1) of the Act are incomplete, irregular or erroneous. The action, the act or the deed of a person who no longer holds the office of director shall be valid unless, before that action, that act or that deed, a written notice shall have been sent or tendered to the Board of Directors or unless a written notice stating that such person is no longer a director of the Corporation shall have been entered in the Corporate Records Book. This presumption shall only be valid with respect to persons acting in good faith.

41. Notices to directors. The notices or the documents required by the Act, by its Regulations, by the articles, by the by-laws of the Corporation or by a unanimous shareholder agreement to be sent to the directors may be sent by registered or by certified mail or delivered in person to the directors, to or at the address indicated at that time in the Corporate Records Book or at the relevant time in the declaration deposited in the Register and in the Notice of Directors or of Change of Directors prescribed by sections 106 or 113 of the Act and filed with the Director. The directors to whom are sent notices or documents by registered or by certified mail shall be deemed to have received them at the date of normal mail delivery for such registered or certified mail. In order to prove receipt of such notices or documents and the date thereof, it shall be sufficient to establish that the letter was registered or certified, that it was properly addressed and that it was deposited at a post office, as well as the date on which it was so deposited and the time which was required for its delivery in the ordinary course of mail delivery, or, if the letter was delivered in person, it shall be sufficient to produce a dated acknowledgement of receipt bearing the signature of the director.

42. Remuneration and expenses. The directors may fix their own remuneration without having to pass a resolution to this end. Unless otherwise provided, such remuneration shall be in addition to any other remuneration paid to them in another capacity. A director may receive advances and shall be entitled to be reimbursed for all expenses incurred in the execution of his office except for those incurred as a result of his own fault. Moreover, the Board of Directors may pay an additional remuneration to any director undertaking any task outside the ordinary course of his office.

43. Conflict of interest. Any director who is a party to a material contract or to a proposed material contract with the Corporation, or who is a director of, or has a material interest in, any person which is a party to a material contract or to a proposed material contract with the Corporation shall disclose the nature and the extent of his interest at the time and in the manner provided for by the Act. Any such contract or proposed contract shall be submitted to the directors or to the shareholders for approval even if the contract is one which, in the ordinary course of the business the Corporation, would not require the approval of the directors or of the shareholders, and a director who has an interest in a contract submitted to the directors shall not be entitled to vote on any resolution with respect to its approval except as otherwise provided by the Act. By accepting his office, a director shall be deemed to have given a general notice to the Corporation and to the other directors, disclosing his interest in any contract with regard to his remuneration, to his compensation and to any insurance relating thereto. This provision shall be a sufficient disclosure in accordance with subsection 120(6) of the Act.

44. Resignation. A director may resign from office by forwarding a letter of resignation to the registered office of the Corporation by courier or by registered or certified mail. The resignation of a director shall be approved by the directors. Subject to such approval, the resignation shall become effective on the date when the letter of resignation shall have been received by the Corporation or on the date specified in the letter of resignation if the latter is subsequent to the date of its sending. Such resignation, however, shall not relieve the director of the obligation of paying any debt owing to the Corporation before his resignation became effective. A director shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment. However, a director shall be entitled to the remuneration which he has earned until the date of his resignation.

45. Removal from office. Unless otherwise provided in the articles or in a unanimous agreement, any director may be removed from office prematurely by way of an ordinary resolution passed, at a special meeting called for this purpose, by a majority of the shareholders entitled to elect him. Notwithstanding the fact that the director has been removed from office prematurely, without a serious reason and at an inopportune moment, the Corporation shall not be liable for any injury caused to a director by his removal from office. Where the holders of a class or of a series of securities have the exclusive right to elect a director, the latter may only be removed from office by an ordinary resolution passed at a meeting of the holders of that class or of that series. The director against whom a request for removal from office is directed shall be notified of the place, of the date and of the time of the meeting within the same time frame as that provided for the calling of the meeting. A director who is informed, in particular by notice, of the calling of a meeting with a view to removing him from office the shareholders, orally or in writing, and state the reasons for his opposition to the resolution proposing his removal from office, in accordance with section 110 of the Act. Furthermore, at the same meeting, the shareholders, by way of an ordinary resolution, may fill a vacancy caused by the removal from office of the director.

46. End of term of office. The term of office of a director of the Corporation shall end in the event of his death, of his resignation, of his removal from office or ipso facto if he no longer qualifies as a director, upon expiry of his term of office, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law. The term of office of a director shall also end in the event of the bankruptcy of the Corporation.

47. Vacancies. Subject to subsections 109(3), 111(3), 111(4) and 114(3) of the Act, to paragraph 45 hereof and unless the articles provide otherwise, the directors, if a quorum exists, may fill a vacancy in their numbers on the Board of Directors. If the vacancy cannot be so filled by the directors, the latter shall call, within thirty (30) days, a special meeting of the shareholders in order to fill this vacancy. If there are no longer any directors sitting on the Board of Directors or if the directors fail to call such a meeting within the prescribed time limit, then one (1) or more shareholders holding not less than five percent (5%) of the issued securities of the Corporation may call such a meeting. In the event that the term of office of all the directors shall have ended before any securities of the Corporation have been issued, the last director shall be deemed to have subscribed for one (1) security of the Corporation and such security shall be deemed to have been issued conditionally at the end of the term of office of this director thirty
         (30) days before the end of such term. At the time of issue of such security, the Corporation shall lend to the last director an amount equal to the realizable value of the security and shall apply the proceeds of this loan in payment of the security so issued. The shareholder shall then proceed forthwith to elect a new Board of Directors. Vacancies on the Board of Directors shall then be filled by way of an ordinary resolution of the shareholders or, as the case may be, of the holders of a class or of a series of securities having an exclusive right to elect the director whose office is vacant. A director appointed to fill a vacancy shall complete the unexpired portion of his predecessor's term and shall remain in office until his successor or his replacement shall have been appointed or elected. The Corporation shall give notice of this change by filing a declaration with the Inspector General pursuant to An Act respecting the legal publicity of sole proprietorships and send to the Director a Notice of Change of Directors in accordance with subsection 113(1) of the Act.

B.            POWERS OF THE DIRECTORS

48. General rule. The directors shall supervise the management and carry on the business and the affairs of the Corporation and they may execute, in the name of the latter, contracts of any kind which are allowed by law. Generally speaking, they shall exercise all the powers and duties of the Corporation and perform all the actions, the acts or the deeds within the limits of the powers of the latter, except those which the Act or a unanimous agreement expressly reserve for the shareholders. In particular, the directors shall be expressly authorized to lease, to purchase or otherwise to acquire or to sell, to exchange, to hypothecate or to mortgage, to pledge or otherwise to dispose of the movable or immovable property or personal or real property, presently held or after-acquired, of the Corporation. The directors may pass resolutions with respect to reserved powers and a copy of these resolutions shall be kept in the Corporate Records Book. Finally, they may perform any other action, act or deed which is useful or necessary in the interests of the Corporation.

49. Duties. Every director of the Corporation, in the exercise of his powers and in the discharge of his duties, shall act prudently, diligently, honestly and faithfully in the best interests of the Corporation and avoid placing himself in a position of conflict of interest between his personal interest and that of the Corporation. Moreover, every director of the Corporation shall comply with the Act, with its Regulations, with the articles, with the by-laws of the Corporation and with any unanimous shareholder agreement of the Corporation. In arriving at a decision, he may rely in good faith on the opinion or on the report of an expert and, in such a case, shall be deemed to have acted prudently, diligently, honestly and faithfully in the best interests of the Corporation.

50. Gifts inter vivos. The directors may make gifts inter vivos of the assets of the Corporation, even for a substantial value, without having to obtain the consent of the shareholders, provided that such gifts shall be made in the best interests of the Corporation.

51. By-laws. Unless otherwise provided in the articles, in the by-laws of the Corporation or in a unanimous shareholder agreement, the directors, by way of resolution, may pass, amend or repeal any by-law governing the business and the affairs of the Corporation. By-laws passed, amended or repealed by the directors according to the above shall be submitted to the shareholders at the following meeting. By-laws passed, amended or repealed by the directors shall take effect on the date of their passage, of their amendment or of their repeal by the directors. After confirmation or amendment by the shareholders, they shall continue in force in their original or amended state, as the case may be. However, they shall cease to have effect following their rejection by the shareholders or in the event of failure by the directors to submit them to the shareholders at the meeting following their passage. Furthermore, in the event of a rejection by the shareholders of a by-law or of a failure by the directors to submit such by-law to the meeting of the shareholders, any subsequent resolution by the directors to the same general effect cannot come into force until after confirmation by the shareholders.
52. Banking or finance. The banking or financial operations of the Corporation shall be carried on with the banks or with the financial institutions designated by the directors. The directors shall also designate one (1) or more persons to carry out these banking or financial operations on behalf of the Corporation.

53. Financial year. The date of the end of the financial year of the Corporation shall be determined by the directors.

54. Approval by shareholders. The directors, in their discretion, may submit any contract, decision made or transaction for approval, confirmation or ratification at a meeting of the shareholders called for this purpose. Except in the event of disclosure by a director of the nature or of the extent of his interest in a material contract or in a proposed material contract with the Corporation, any such contract, decision made or transaction shall be approved, confirmed or ratified by way of a resolution passed by a majority of the votes cast at any such meeting and, unless any different or additional requirement is imposed by the Act, by the articles or by any other by-law of the Corporation, such contract, such decision made or such transaction shall be as valid and as binding upon the Corporation and upon the shareholders as if it had been approved, confirmed or ratified by all the shareholders of the Corporation.

C             MEETINGS OF THE BOARD OF DIRECTORS

55. Calling of meetings. The Chairman of the Board of Directors, the President of the Corporation, any Vice-President, the Secretary or any two (2) directors may call at any time a meeting of the Board of Directors and the Secretary of the Corporation shall call the meeting when so directed or otherwise authorized to do so. Such meetings shall be called by way of a notice sent by mail, by telegram, by telex or by any other electronic means or delivered in person to the directors, to or at the address appearing at that time in the Corporate Records Book or at the relevant time in the declaration deposited in the Register and in the Notice of Directors or of Change of Directors referred to in sections 106 and 113 of the Act and filed with the Director. The notice of the meeting shall specify the place, the date and the time of such meeting and, subject to paragraph 59 below, be received at least two
         (2) clear juridical or business days prior to the date set for the meeting. It need specify neither the purpose nor the agenda of the meeting but it shall detail any question respecting the reserved powers. The director shall be deemed to have received such notice within the normal time for delivery according to the means of communication used unless there are reasonable grounds for believing that the notice was not received on time or that it was not received at all. If the address of a director does not appear in the Corporate Records Book, such notice may be sent to the address where, in the judgment of the sender, it is most likely to be received promptly by the director.

56. First directors' resolutions. After the issue of the certificate of incorporation, the first directors, by way of resolutions in writing, may pass by-laws, approve forms of security certificates and of registers of the Corporation, authorize the issue of securities, appoint officers, appoint one (1) or more auditors or, as the case may be, accountants of the Corporation, make any necessary arrangements with banks or with financial institutions, and deal with any other question.

57. Regular meetings. The directors may determine the place, the date and the time where or when regular meetings of the Board of Directors shall be held. A copy of any resolution of the directors setting the place, the date and the time of these regular meetings shall be sent to each director immediately after its passage but no further notice of a regular meeting shall be required unless a question relating to the reserved powers must be dealt with or settled at that meeting.

58. Annual meeting. Each year, immediately after the annual meeting of the shareholders, a meeting of the Board of Directors made up of the newly-elected directors shall be held, provided that a quorum exists, for the purposes of appointing the officers, the accountant of the Corporation, as the case may be, and the other representatives of the Corporation, and to deal with any question which may be raised thereat. Such meeting shall be held without notice unless a question respecting the reserved powers must be dealt with or settled at that meeting.

59. Emergency meeting. A meeting of the Board of Directors may be called by any means, at least three (3) hours before the meeting, by one (1) of the persons who have the power to call a meeting of the Board of Directors, if, in the opinion of such person, it is urgent that a meeting be held. In determining the validity of a meeting so called, such notice shall be considered sufficient in itself.

60. Waiver of notice. Any director, orally or in writing, may waive his right to receive notice of a meeting of the Board of Directors or of a change in such notice or in the time limit indicated therein. Such waiver may be given validly before, during or after the meeting in question. The attendance of a director at the meeting, in itself, shall constitute a waiver, except where he indicates that he is attending the meeting for the express purpose of objecting to the proceedings because, among other reasons, the meeting was not validly called. The signing of a written resolution in lieu of a meeting shall also constitute a waiver of notice of the calling and of the holding of an actual meeting.

61. Place of meetings. Meetings of the Board of Directors shall be held at the registered office of the Corporation or at any other place, in the Province of Quebec or elsewhere, which the directors may determine.

62. Quorum. Subject to the Act, to the articles, to the by-laws of the Corporation or to a unanimous shareholder agreement, the quorum at a meeting of the Board of Directors shall be a majority of the directors then in office. If a quorum is not attained within fifteen (15) minutes after commencement of the meeting, the directors may only decide on an adjournment thereof. The quorum shall be maintained for the duration of the meeting.

63. Canadian majority. Unless a majority of the directors attending a meeting is made up of resident Canadians, the directors may not discuss any matter. In accordance with subsection 114(4) of the Act and notwithstanding the above, the directors may conduct business, even in the absence of a majority of resident Canadians, if, among the directors not in attendance, one (1) resident Canadian approves the proceedings in writing, by telephone or by any other means of communication and where the attendance of such director would have enabled the meeting to attain the requisite Canadian majority.



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64.      President and Secretary. The Chairman of the Board of Directors or, in
         his absence, the President of the Corporation or any Vice-President shall chair all meetings of the Board of Directors, and the Secretary of the Corporation shall act as the secretary thereof. In the absence of these persons, the directors shall choose a chairman from their number, and, as the case may be, any person to act as secretary of the meeting.

65. Procedure. The chairman of a meeting of the Board of Directors shall be responsible for the proper conduct of the meeting, shall submit to the directors the proposals which must be put to a vote and, generally, shall establish reasonable and impartial rules of procedure to be followed, subject to the Act, to the by-laws of the Corporation or to the rules of procedure usually followed during deliberating assemblies. Failure by the chairman of the meeting to submit a proposal shall entitle any director to do so before the rising or the adjournment of said meeting; if such proposal falls within the powers of the directors and if no reference thereto is required in the notice of the meeting, the directors may consider the proposal without it having been seconded. To this end, the agenda for any meeting of the Board of Directors shall be deemed to allow time for the directors to submit their proposals.

66. Vote. Each director may cast one (1) vote and all questions submitted to the Board of Directors shall be decided by a majority vote of the directors in attendance and voting. Voting shall be by a show of hands unless the chairman of the meeting or a director in attendance requests a ballot. If a ballot is held, the secretary of the meeting shall act as scrutineer and count the ballots. In both cases, if one (1) or more directors participate in a meeting by way of technical means, they shall indicate orally to the secretary the manner in which they shall be casting their vote. Voting by proxy shall not be permitted at meetings of the Board of Directors. The chairman of the meeting shall not have a second or casting vote in the event of a tie vote.

67. Dissent. A director in attendance at a meeting of the Board of Directors shall not be bound by the actions, by the acts or by the deeds of the Corporation and shall not be deemed to have approved all the resolutions passed or all the decisions made if, in the course of the meeting, his dissent is recorded in the minutes of such meeting, whether at his request or not, or if a notice in writing of his dissent is sent to the secretary of the meeting before the adjournment or the rising of the meeting or if his dissent is sent to the Corporation by registered or by certified mail or is delivered to the registered office of the Corporation immediately after the meeting is adjourned or after it rises. A director absent from a meeting of the Board of Directors shall be deemed not to have approved any resolution or to have participated in any decision made at such meeting, if, within seven (7) days after becoming aware of the resolution, he causes his dissent to be recorded in the minutes of the meeting or if he sends his dissent or causes it to be sent by registered or by certified mail or delivers it or causes it to be delivered to the registered office of the Corporation.

68. Meeting by way of technical means. All the directors, or one (1) or several directors with the consent of all the other directors of the Corporation, which consent may be given before, during or after the meeting, in a specific manner for a given meeting or in a general manner for all subsequent meetings, may participate in a meeting of the Board of Directors by way of technical means, such as a telephone, which enable them to communicate simultaneously and instantaneously with the other directors or persons attending, or participating in, the meeting. In such cases, these directors shall be deemed to have attended the meeting, which shall be deemed to have been held in the Province of Quebec. The meeting shall also be deemed to be made up of a majority of resident Canadians if a majority of the directors attending, or participating in, the meeting, in person or by way of technical means, is made up of resident Canadians. The directors


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         attending, or participating in, a meeting held using such technical means may decide on any matter, such as the passage of a by-law, one
         (1) of the reserved powers or the replacement of a director. A director may also declare or disclose any conflict of interest at such meeting. The Secretary shall keep minutes of such meetings and shall record any dissent. The statement by the chairman and by the secretary of the meeting so held to the effect that a director participated in the meeting shall be valid until proven otherwise. In the event of an interruption in the communication with one (1) or more directors, the meeting shall continue to be valid if a quorum is maintained.

69. Resolutions in lieu of meetings. Resolutions in writing, signed by all the directors entitled to vote thereon at meetings of the Board of Directors, shall be ae valid ae if they had been passed at such meetings. A copy of these resolutions, once posed, shall be kept with the minutes of the proceedings of the Board of Directors.

70. Adjournment. The chairman of a meeting of the Board of Directors, with the consent of the majority of the directors in attendance, may adjourn this meeting to another place, date and time without having to provide notice of the meeting again to the directors. The reconvening of any meeting so adjourned may take place without notice if the place, the date and the time of the adjourned meeting are announced at the original meeting. Upon reconvening of the meeting, the directors may validly decide on any matter which was not settled at the original meeting, provided a quorum is present. The directors who constituted the quorum at the original meeting need not be those constituting the quorum at the reconvened meeting. If a quorum does not exist at the reconvened meeting, the meeting shall be deemed to have ended at the previous meeting when the adjournment was pronounced.

71. Validity. Decisions made during the course of a meeting of the Board of Directors shall be valid notwithstanding any irregularity, thereafter discovered, in the election or in the appointment of one (1) or more directors or their inability to serve as directors.

D.            OFFICERS AND REPRESENTATIVES

72. Mandataries or agents. The officers and the representatives shall be considered to be mandataries or agents of the Corporation. They shall have the powers and the duties set out in the Act, in its Regulations, in the articles and in the present by-laws as well as those which are inherent in the nature of their office. In the course of discharging their duties, they shall respect the duties with which they are charged under the Act, its Regulations, the articles and the present by-laws and they shall act within the limits of the powers granted to them.

73. Appointment. Subject to the provisions of the articles, of the by-laws or of any unanimous agreement, the directors may appoint any qualified person, who, unless otherwise provided in the present by-laws, need not necessarily be a shareholder or a director of the Corporation, to the office of President of the Corporation, of Chairman of the Board of Directors, of Vice-President, of Treasurer or of Secretary, and they may provide for assistants of such officers. Moreover, the directors, or the President of the Corporation or the Chairman of the Board of Directors with the consent of the directors, may create any other office and appoint thereto qualified persons, whether they be shareholders of the Corporation or not, to represent the Corporation and to discharge the duties which they may determine. The officers or the representatives may delegate the powers which they have received from the directorsae well as those which are inherent in their of lice. However, they shall select their substitutes carefully and provide them with appropriate instructions.


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74.      Cumulative duties. The same person may hold two (2) or more offices within the Corporation, provided that they are not incompatible with each other. Where the same person holds the offices of Secretary and Treasurer, he may, but need not, be designated as the "Secretary-Treasurer" of the Corporation.

75. Term of office.. The term of office of the officers and of the representatives of the Corporation shall begin with their acceptance of the office and such acceptance may be inferred from their actions, from their acts or from their deeds. Their term of office shall continue until their successors or their replacements shall have been appointed by the directors unless their term of office ends prematurely in accordance with paragraphs 94 to 96 of the present by-laws.

76. Remuneration. The remuneration of the of ricers or of the representatives of the Corporation shall be fixed by the directors without their having to pass a resolution to this end, or, in the absence of such a decision, by the President of the Corporation. Unless otherwise provided, such remuneration shall be in addition to any other remuneration paid to the officer or to the representative in another capacity by the Corporation. The fact that any officer, representative or employee shall also be a director or a shareholder of the Corporation shall not disqualify him from receiving, in his capacity of officer, representative or employee, such remuneration as may be determined.

77. Powers. Subject to the articles, to the by-laws or to a unanimous shareholder agreement, the directors shall determine the powers of the of officers and of the representatives of the Corporation. The directors may delegate to them all their powers, except the reserved powers or those which require the approval of the shareholders. The officers and the representatives shall also have the powers inherent in the Act or which normally relate to their of lice. Furthermore, they may exercise these powers either within or outside the Province of Quebec.

78. Duties. The officers and the representatives, in the discharge of their duties, shall act prudently, diligently, honestly and faithfully in the best interests of the Corporation and within the limits of their respective offices and they shall avoid placing themselves in a position of conflict of interest between their personal interest and that of the Corporation. They shall be deemed to have acted within the limits of their offices when they discharge their duties in a manner which is more advantageous for the Corporation. They shall be held liable to the Corporation for actions, acts or deeds performed alone which they were only authorized to carry out in conjunction with one
         (1) or more other persons unless they acted in a manner which turned out to be more advantageous for the Corporation than that which had been agreed upon. In arriving at a decision, they may rely in good faith on the opinion or on the report of an expert and, in such a case, shall be deemed to have acted prudently, diligently, honestly and faithfully in the best interests of the Corporation.

79. Chairman of the Board of Directors. The directors may appoint a Chairman of the Board of Directors who shall be a director. If a Chairman of the Board of Directors is appointed, the directors may delegate to him all of the powers and duties conferred by the present by-laws on the President of the Corporation as well as any other powers which the directors may determine.

80. President of the Corporation. The President of the Corporation shall be its chief executive officer subject to the control of the directors. He shall supervise, administer and manage generally the business and the affairs of the Corporation, except for the reserved powers and for the business which must be transacted by the shareholders at annual or special meetings. He shall appoint and dismiss the mandataries or agents as well as hire, lay off, fire or dismiss the employees of the Corporation. He shall also exercise all the powers and discharge all the duties delegated to him by the directors. When requested to do so by the directors, or by one (1) or more of them, he shall provide all relevant information relating to the business and to the affairs of the Corporation. If no Chairman of the Board of Directors has been elected, or, if he is absent or unable to act, the President of the Corporation, if he is a director and if he is in attendance, shall chair all meetings of the Board of Directors and all meetings of the shareholders.

81. Vice-President. In the absence of the President of the Corporation or in the event of the latter's inability, refusal or failure to act, the Vice-President shall possess all the powers and assume all the duties of the President of the Corporation save that no Vice-President shall chair a meeting of the Board of Directors or a meeting of the shareholders who is not otherwise qualified to attend such meeting as a director or as a shareholder, as the case may be. If there is more than one (1) Vice-President, the President of the Corporation shall designate any Vice-President to act on his behalf, and, if the President of the Corporation fails to do so, the directors may designate such Vice-President and, finally, failing such designation by the directors, the Vice-Presidents may act on the basis of seniority.

82. Treasurer. The Treasurer shall manage generally the finances of the Corporation. He shall be responsible for all funds, securities, books, receipts or discharges and other documents of the Corporation. He shall deposit all money and other valuables in the name and to the credit of the Corporation in the bank or financial institution chosen by the directors. He shall submit at each meeting of Board of Directors, whenever required to do so by the President of the Corporation or by a director, a detailed statement of account of the receipts and disbursements as well as a detailed accounting of the financial position of the Corporation. He shall present a detailed financial statement of the Corporation, prepared in accordance with the Act, at the meeting of the Board of Directors prior to the annual meeting of the shareholders. He shall be responsible for receiving, and for issuing receipts for, the amounts payable to the Corporation, and for paying, and for receiving receipts for, amounts which the Corporation owes, whatever the source of the funds may be. He shall discharge all duties which are inherent in his of lice as well as those powers and duties determined by the directors. The latter may appoint an Assistant-Treasurer in order to assist the Treasurer of the Corporation in the discharge of his duties.

83. Secretary. The Secretary shall act as secretary at all meetings of the Board of Directors, of the Executive Committee, unless the latter decides otherwise, and of the other committees of the Board of Directors as well as at all the meetings of the shareholders. He shall ensure that all notices are given and that all documents are sent in accordance with the provisions the Act and with the by-laws of the Corporation and he shall keep, in the Corporate Records Book, the minutes of the meetings of the Board of Directors, of the Executive Committee and of the other committees of the Board of Directors and of the meetings of the shareholders as well as the resolutions of the directors, of the Executive Committee and of the other committees of the Board of Directors and the resolutions of the shareholders. Moreover, he shall be responsible for the safekeeping of the seal of the Corporation and shall ensure the maintenance and the updating of all books, registers, reports, certificates and other documents of the Corporation. He shall also be responsible for the filing of the records of the latter. He shall countersign the minutes and the security certificates. Finally, he shall discharge such other duties as shall be entrusted to him by the President of the Corporation or by the directors. The Assistant-Secretary shall exercise the powers and discharge the duties which are delegated to him by the directors or by the Secretary.

84. General Manager. The directors may appoint a resident Canadian among them to act as General Manager. They may delegate to him all their powers except for the reserved powers. The remuneration of the General Manager shall be fixed by the directors. Unless otherwise provided, such remuneration shall be in addition to any other remuneration to be paid to him in another capacity by the Corporation. The General Manager shall be entitled to be compensated by the Corporation for fees and expenses incurred in the discharge of his duties except for those incurred as a result of his own fault.

85. Posting of security bond. The directors, the President of the Corporation or any person designated by any one (1) of them, may require that certain officers, representatives or employees of the Corporation post a security bond, in such form and containing such guarantees as the directors may determine, in order to guarantee the proper performance of their powers and discharge of their duties.

86. Conflict of interest. Any officer or representative shall avoid placing himself in a position of conflict of interest between his personal interest and that of the Corporation and he shall declare or disclose any conflict of interest to the directors. The rules governing conflicts of interest of the directors shall apply, with all necessary changes, to the officers and to the representatives.

87. Signing of documents. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by the President of the Corporation alone or by two (2) persons holding the office of Vice-President, of Chairman of the Board of Directors, of director, of Secretary, of Treasurer or of General Manager or by their duly authorized assistants and all contracts, documents or instruments in writing so signed shall bind the Corporation without the necessity of any other authorization or formality. The directors may also authorize any other person to sign and to deliver on behalf of the Corporation all contracts, documents or instruments in writing and such authorization may be given by way of resolution in general or in specific terms.

88. Signing of declarations to be deposited in the Register. The declarations which are to be filed with the Inspector General pursuant to An Act respecting the legal publicity of sole proprietorships may be signed by the President of the Corporation, by any director of the Corporation or by any person designated by the directors.

89. Mechanically-reproduced signature. Subject to the Act, the directors may permit the contracts, documents or instruments in writing which are issued by the Corporation to bear mechanically reproduced signatures. The signature appearing on a resolution in lieu of a meeting of the Board of Directors or of the shareholders may also be mechanically reproduced, including the use of a stamp as a signature.

90. Proxy holder of the Corporation. The directors may authorize any person to sign and to convey proxies and to ensure that the proper ballots or other evidence of the right to vote attached to all the securities held by the Corporation shall be issued. Furthermore, the directors, from time to time, may determine the manner in which, and designate one (1) or more persons by whom, the rights to vote may or shall be exercised.

91. Legal or other proceedings. The President of the Corporation or any other person authorized by the directors or by the President of the Corporation shall be respectively authorized to commence any action, suit, application, proceeding of a civil, of a criminal or of an administrative nature or any other legal proceeding on behalf of the Corporation or to appear and to answer for the Corporation with respect to any writ, order or injunction, issued by any court of law or by any tribunal, with respect to any interrogatories upon articulated facts or examinations for discovery, and with respect to any other action, suit, application or other legal proceeding in which the Corporation shall be involved; to answer in the name of the Corporation with respect to any seizure by garnishment in which the Corporation shall be garnishee and to make any affidavit or sworn declaration relating to such garnishment or to any other legal proceeding to which the Corporation shall be made a party; to make demands or requests for assignment of property or applications or petitions for winding-up or liquidation or sequestration or receivership orders against any debtor of the Corporation; to attend, and to vote at, any meeting of the creditors or of the debtors of the Corporation; to grant proxies and to take, with respect to such actions, suits, applications or other legal proceedings, any other action, act or deed or to make any other decision deemed to be in the best interests of the Corporation.

92. Prima facie evidence of by-law. A copy of a by-law of the Corporation to which the seal of the Corporation has been affixed and which purports to have been signed by the President of the Corporation or by the Secretary thereof shall be admissible as against any shareholder of the Corporation as being, in itself, prima facie evidence of the by-law.

93. De facto officers or representatives. The actions, the acts or the deeds carried out by the officers or by the representatives shall not be voidable by reason only of the fact that the latter were incapable or that their appointment was irregularly made.

94. Resignation. Any officer or representative may resign from of lice by forwarding a letter of resignation to the registered office of the Corporation by courier or by registered or certified mail. The resignation shall become effective upon receipt of the letter of resignation by the Corporation or at any later date specified therein. The resignation of an officer or of a representative may only take place subject to the provisions of any existing employment contract between him and the Corporation. However, the resignation shall not relieve the officer or the representative of the obligation of paying any debt owing by him to the Corporation before such resignation became effective. The officer shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment.

95. Removal from office. The directors may remove from office any officer or representative of the Corporation and may choose the successor or the replacement of such person. Nevertheless, the removal from office of an officer or of a representative may only take place subject to the provisions of any existing employment contract between him and the Corporation. However, the Corporation shall be liable for any injury caused to the officer or to the representative by his removal from office without a serious reason and at an inopportune moment.

96. End of term of office.. The term of office of an officer or of a representative shall end upon his death, his resignation, his removal from office, upon expiry of his term of office as officer or representative, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law.

E.            EXECUTIVE COMMITTEE AND OTHER COMMITTEES

97. Appointment. The directors may create an Executive Committee and appoint its members. The appointment of the members of the Executive Committee shall normally take place at the meeting of the Board of Directors immediately following the annual meeting of the shareholders.

98. Qualifications. The members of the Executive Committee of the Board of Directors shall be chosen from among the directors. A majority of the members of the Executive Committee shall be made up of resident Canadians unless subsection 105(4) of the Act applies.

99. Powers. Subject to the restrictions on the exercise of powers provided for in subsection 115(3) of the Act, the Executive Committee shall exercise, under the control of the directors, all the powers of the directors with regard to the management and control of the business and of the affairs of the Corporation, except for the reserved powers and for those powers which require the approval of the shareholders. The Executive Committee shall report on its activities to the directors who may reverse or modify the decisions of the Executive Committee, subject to the rights of third parties. The Executive Committee shall consult with, and assist, the officers and the representatives in all the business and the affairs concerning the Corporation and its management.

100. Meetings. The directors or any person appointed by them may call meetings of the Executive Committee at any time. These meetings shall be chaired by the Chairman of the Board of Directors, or, in his absence, by a chairman selected from among their number by the members of the Executive Committee in attendance at the meeting. The Secretary of the Corporation shall also act as the secretary of the Executive Committee, unless the Executive Committee decides otherwise. Written resolutions signed by all the members of the Executive Committee shall be as valid as if they had been passed at a meeting of the Executive Committee. A copy of these resolutions, once passed, shall be kept with the minutes of the proceedings of the Executive Committee. The rules applicable to meetings of the Board of Directors shall apply, with all necessary changes, to meetings of the Executive Committee. The quorum at meetings of the Executive Committee shall be a majority of the members of the Executive Committee.

101. Remuneration. Members of the Executive Committee shall be entitled for their services to the remuneration which the directors of the Corporation shall fix without having to pass a resolution to this end. Unless otherwise provided, such remuneration shall be in addition to any other remuneration paid to them in another capacity by the Corporation.

102. Compensation. Members of the Executive Committee shall be entitled to be compensated by the Corporation for fees and expenses incurred in the discharge of their duties. Such compensation shall be made in accordance with the Division of the present by-laws entitled "Protection of the Directors, of the Officers and of the Representatives".

103. Other committees. The directors may also create other advisory committees which they deem necessary and appoint any person to serve thereon, whether or not such person be a director of the Corporation. The powers of these other committees shall be limited to those powers delegated to them by the directors and such other committees shall only have access to such information as the directors may determine. Members of these other committees shall be entitled for their services to the remuneration which the directors of the Corporation shall fix without having to pass a resolution to this end. They shall also be entitled to be compensated by the Corporation for fees and expenses incurred in the discharge of their duties. Such compensation shall be made in accordance with the Division of the present by-laws entitled "Protection of the Directors, of the Officers and of the Representatives". The rules applicable to meetings of the Board of Directors shall apply, with all necessary changes, to meetings of these other committees. The quorum at meetings of each of these committees shall be a majority of the members of that committee.

104. Dissent. A member of the Executive Committee or of another committee of the Board of Directors in attendance at a meeting of the Executive Committee or of such other committee shall not be bound by the actions, by the acts or by the deeds of the Corporation and shall not be deemed to have approved all the resolutions passed or all the decisions made if, in the course of the meeting, his dissent is recorded in the minutes of such meeting, whether at his request or not, or if a notice in writing of his dissent is sent to the secretary of the meeting before the adjournment or the rising of the meeting or if his dissent is sent to the Corporation by registered or by certified mail or is delivered to the registered office of the Corporation immediately after the meeting is adjourned or after it rises. A member of the Executive Committee or of another committee of the Board of Directors absent from a meeting of the Executive Committee or of such other committee shall be deemed not to have approved any resolution or to have participated in any decision made at such meeting, if, within seven (7) days after becoming aware of the resolution, he causes his dissent to be recorded in the minutes of the meeting or if he sends his dissent or causes it to be sent by registered or by certified mail or delivers it or causes it to be delivered to the registered office of the Corporation.

105. Removal from office and replacement. The directors may remove from office any member of the Executive Committee or of any other committee of the Board of Directors. Despite the fact that the removal from office of a member of the Executive Committee shall have been carried out prematurely, without a serious reason and at an inopportune moment, the Corporation shall not be liable for any injury caused to the member of the Executive Committee. The directors may fill any vacancy which occurs on any committee at a meeting called for this purpose or by way of resolution.

106. End of term of office. The term of office of a member of the Executive Committee or of any other committee of the Board of Directors shall end by reason of his death, of his resignation, of his removal from office upon expiry of his term of office, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, if he becomes disqualified from serving as a director or as a member of the Executive Committee or of another committee of the Board of Directors, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law.

F.            DIVISIONS

107. Creation. The directors may separate the activities of the Corporation into divisions according to such criteria (such as type of activity, geographical territory, etc.) and for such purposes as they may determine. They may also subdivide the activities of such divisions into subdivisions or consolidate these divisions or subdivisions according to such criteria as they may determine.

108. Management. The directors, or the President of the Corporation with the consent of the directors, may appoint one (1) or more persons to manage a division or a subdivision and may determine their powers, duties, terms of employment and remuneration. The persons managing such divisions or subdivisions of the Corporation, by reason only of that fact, shall not be officers of the Corporation.

G.            PROTECTION OF THE DIRECTORS, OF THE OFFICERS AND OF THE
              REPRESENTATIVES

109. Exclusion of liability vis-a-vis the Corporation and third parties. Except as otherwise provided in the Act or in the by-laws of the Corporation, no director or officer acting or having acted for or in the name of the Corporation shall be held liable, in this capacity or in his capacity as mandatary or agent of the latter, whether it be vis-a-vis the Corporation or third parties, for the actions, the acts or the deeds, the things done or allowed to be done, the omissions, the decisions made or not made, the liabilities, the undertakings, the payments made, the receipts given or the discharges granted, the negligence or the faults of any other director, officer, employee, servant or representative of the Corporation. Among other things, no director or officer shall be held liable vis-a-vis the Corporation for any direct or indirect loss suffered by the latter for any reason whatsoever; more specifically, he shall not be held liable either for the insufficiency or the deficiency of title to any property acquired by the Corporation, or for or on its behalf, or for the insufficiency or the deficiency of any security or debt instrument in or by which any of the funds or of the assets of the Corporation shall be or have been placed or invested or yet for any loss or damage resulting from the bankruptcy, from the insolvency or from the delictual or tortious action, act or deed of any person, including any person with whom or with which funds, securities, assets or negotiable instruments shall be or have been placed or deposited. Furthermore, the directors or the officers shall not be held liable vis-a-vis the Corporation for any loss, conversion of property, misappropriation, embezzlement or any other damage resulting from any dealings with respect to any funds, assets or securities or for any other loss, damage or misfortune whatsoever which may occur in the discharge of, or in relation to the discharge of, their duties unless the same shall occur owing to their failure to discharge the duties of their office prudently, diligently, honestly and faithfully in the best interests of the Corporation or owing to the fact that the directors or the officers shall have placed themselves in a position of conflict of interest between their personal interest and that of the Corporation. None of the above shall be interpreted in such a way as to relieve a director or an officer of his duty to act in accordance with the Act and with its Regulations or of his joint or several liability for any breach thereof, in particular in the event of a breach of the specific provisions of the Act or of its Regulations. Moreover, the directors or the officers individually or personally liable vis-a-vis third parties for the duration of their term of office in respect of a contract, a decision made, an undertaking or a transaction, whether or not concluded, or with respect to bills of exchange, to promissory notes or to cheques drawn, accepted or endorsed, to the extent that they are acting or they acted in the name, or on behalf, of the Corporation, in the ordinary course of the performance of the powers which they have received, unless they acted prior to the incorporation of the Corporation and unless their actions, their acts or their deeds have not been ratified by the Corporation within the time limit prescribed by the Act after its incorporation.

110. Right to compensation. The Corporation shall compensate its directors, its officers or its representatives in respect of all costs or expenses reasonably incurred by them in connection with the defense of an action, of a suit, of an application, of a proceeding of a civil, of a criminal or of an administrative nature or of any other legal proceeding to which one (1) or more of them were parties by reason of their duties or of their office, whether this action, this suit, this application or this legal proceeding was commenced by or on behalf of the Corporation or by a third party. Reasonable costs or expenses shall include, in particular, all damages or fines arising from the actions, from the acts or from the deeds done by the directors, by the officers or by the representatives in the discharge of their duties as well as all amounts paid to settle an action or to satisfy a judgment. The right to compensation shall exist only to the extent that the directors, the officers or the representatives were substantially successful on the merits in their defense of the action, of the suit, of the application or of the legal proceeding, that they acted prudently, diligently, honestly and faithfully in the best interests of the Corporation, that they did not place themselves in a position of conflict of interest between their personal interest and that of the Corporation, and, in the case of an action, of a suit, of an application or of a proceeding of a criminal or of an administrative nature leading to the imposition of a fine, to the extent that they had reasonable grounds for believing that their conduct was lawful or to the extent that they were acquitted or freed. The Corporation shall assume these liabilities in respect of any person who acts or acted at its request as a director, as an officer or as a representative of a body corporate of which the Corporation is or was a shareholder or a creditor. As the case may be, this compensation shall be paid to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of the directors, of the officers or of the representatives, in accordance with paragraph 114 below.

111. Legal action by third party. Where an action, a suit, an application, a proceeding of a civil, of a criminal or of an administrative nature or any other legal proceeding is commenced by a third party against one
         (1) or more of the directors, of the officers or of the representatives of the Corporation for one (1) or more actions, acts or deeds done in the discharge of their duties, the Corporation shall assume the defense of its mandatary or agent.

112. Legal action by the Corporation. Where an action, a suit, an application, a proceeding of a civil, of a criminal or of an administrative nature or any other legal proceeding is commenced by the Corporation against one (1) or more of its directors, of its of ricers or of its representatives for one (1) or more actions, acts or deeds done in the discharge of their duties, the Corporation may pay compensation to the directors, to the officers or to the representatives if it loses its case and if a court of law or a tribunal so orders. If the Corporation wins its case only in part, the court of law or the tribunal may determine the amount of the costs or of the expenses which the Corporation shall assume.

113. Liability insurance. The Corporation may purchase and maintain insurance for the benefit of its directors, of its officers, its representatives, of their predecessors as well as of their heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants covering any liability incurred by them by reason of their acting or having acted as a director, as an officer or as a representative of the Corporation or, at the request of the latter, of a body corporate of which the Corporation is or was a shareholder or a creditor. However, this insurance may cover neither the liability arising from the failure of the insured to act prudently, diligently, honestly and faithfully in the best interests of the Corporation, nor the liability arising from a fault or gross negligence or from a personal offense severable from the discharge of their duties or the liability arising from the fact that the insured shall have placed themselves in a position of conflict of interest between their personal interest and that of the Corporation.

114. Compensation after end of term of office. The compensation provided for in the preceding paragraphs may be obtained even after the person has ceased to hold the office of director, of officer or of representative of the Corporation or, as the case may be, of a body corporate of which the Corporation is or was a shareholder or a creditor. In the event of death, the compensation may be paid to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of such person. Such compensation may also be combined with any other recourse which the director, the of ricer, the representative, one (1) of his predecessors as well as his heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants may have.

115. Determination of conditions precedent to compensation. In the event that a court of law or a tribunal has not made a finding on the matter, the compliance or the non-compliance of the conduct of a director, of an officer or of a representative with the standards of conduct set out in paragraph 110 above, or the question of whether a case was won in part or whether a person was substantially successful on the merits in his defense of the action, of the suit, of the application or of the legal proceeding shall be determined in the following manner: a) by a majority vote of the directors who are not parties to such action, suit, application or legal proceeding, if a quorum exists; or b) by way of opinion from an independent legal counsel if such a quorum of the directors cannot be attained, or, even if attained, if a quorum of the directors who are not parties to such action, suit, application or legal proceeding so decides; or, failing the above, c) by decision of the majority of the shareholders of the Corporation.

116. Place of action. The powers and the duties of the Corporation with respect to the compensation of any director, officer or representative shall apply regardless of the place where the action, the suit, the application or the legal proceeding shall have been filed.

Section 2.    SHAREHOLDERS

A.            SECURITIES

117. Allotment and issue of securities. Unless otherwise provided in the Act, in the articles, in the by-laws or in a unanimous shareholder agreement, the directors, by way of resolution, may accept subscriptions for securities, allot or issue securities of the share capital of the Corporation at such times, on such terms and conditions, to such persons and for such consideration as they see fit, provided that no security of the Corporation may be issued before having been fully paid up either in specie or in property or in services rendered the fair value of which cannot be less than the amount of money which the Corporation could have received if the securities had been fully paid-up in specie or they may otherwise dispose thereof or alienate them in favour of any person for a consideration which shall not contravene the Act, the articles, the by-laws or the unanimous shareholder agreement.

118. Commission. The directors may authorize the Corporation to pay a reasonable commission to a person in consideration of his purchasing or agreeing to purchase securities of the Corporation, directly from the Corporation or from any other person, or of his procuring or agreeing to procure purchasers for any such securities.

119. Joint shareholders. Where two (2) or more persons are registered as joint shareholders in the securities' register of the Corporation, any one (1) of them may give receipts and grant discharges in respect of any dividends, payments of capital, of interest and/or payment of the redemption price or other payments with regard to the securities held jointly. In such cases, the joint shareholder who acts shall be deemed to have been appointed manager by the other joint shareholder or shareholders.

120. New shareholder. Any person who, by operation of the Act, by transfer or by any other means, becomes a shareholder of the Corporation shall be bound by any notice or document relating thereto, if such notice or document was duly sent to the name and address of the person from whom or from which he acquired his title to such securities, prior to the new shareholder registering the securities.

B.            SECURITY CERTIFICATES

121. Right to a certificate. Each shareholder, in his discretion, shall be entitled either to a security certificate representing the securities which he holds in the Corporation or to an irrevocable acknowledgement in writing of his right to obtain a security certificate of the Corporation, detailing the number, the class and the series of securities which he holds as indicated in the securities' register. Such certificate shall be in a form approved by the directors.

122. Signing of certificates. Certificates representing the securities of the Corporation shall be signed manually by, or on behalf of, at least one (1) of the directors or officers of the Corporation or by, or on behalf of, one (1) of its registration or transfer agents or by a trustee who shall certify them to be in accordance with a trust indenture. A handwritten signature shall not be required, however, on a security certificate representing a demand note which has not been issued pursuant to a trust indenture, a fractional security, an option or the right to acquire securities, or scrips.

123. Additional signatures. The directors may determine any additional signatures which may be required on the certificates representing the securities of the Corporation. Such signatures may be printed or mechanically reproduced, even if the signatories have ceased to hold office.

124. Joint holders. The Corporation shall not be required to issue more than one (1) certificate in respect of securities held jointly by several persons. In the event of a jointly-held security, delivery of the certificate to one (1) of the joint holders shall constitute sufficient delivery to all.

125. Full copy of text. The Corporation shall provide shareholders, at their request and free of charge, with a full copy of the text of the rights, of the privileges, of the conditions and of the restrictions attaching to each class or series of securities making up the share capital of the Corporation as well as of the authority of the directors to fix the rights, the privileges, the conditions and the restrictions of subsequent series.

126. Fractional securities. If fractional securities are issued, for each fractional security, the Corporation may issue either a certificate or bearer scrips entitling one to a full security in exchange for all the corresponding scrips. Such scrips or certificates shall not be required to bear a handwritten signature.

127. Evidence. In a legal action with regard to securities, unless specifically denied in the pleadings, the signatures on the security certificates or the required endorsements shall be admissible without the necessity of adducing further evidence.

128. Replacement of certificates. Where a shareholder declares in writing that a security certificate which he holds has been lost, destroyed or stolen, and describes the circumstances surrounding the event, the Corporation shall issue a new certificate in favour of the shareholder, provided that:

         a) the shareholder's request has been made to the Corporation before the latter has been notified of the acquisition of this certificate by a purchaser acting in good faith;
         b) the shareholder has provided the Corporation with a sufficient bond; and
         c) the shareholder has satisfied any other reasonable requirements which the directors, the President or the Secretary of the Corporation may determine.

C             TRANSFER OF SECURITIES

129. Securities' and transfer registers. The directors shall determine the place within the Province of Quebec where the Corporation shall keep a central register of the securities which it has issued, and failing such a decision, this register shall be kept at the registered office of the Corporation. The directors may also determine one (1) or more places, within or outside the Province of Quebec, where branch transfer registers shall or may be kept. The central and branch transfer registers shall be kept by the Secretary of the Corporation or by the mandataries or agents designated by the directors.

130.     Transfer agents. The directors may appoint as mandataries or agents one
         (1) or more transfer agents for the purpose of holding a central securities' register or, as the case may be, branch transfer registers. The directors may also pass by-laws concerning such transfers of securities. The transfer agent shall keep the registers required for the recording of any transaction of securities. All security certificates which a transfer agent shall issue after his appointment shall bear his signature and such certificates shall only be valid if he countersigns them. The directors shall have the power to remove the transfer agents whom they have appointed. However, the Corporation shall be held liable for any injury caused to the transfer agents by their removal without a serious reason and at an inopportune moment.

131. Transfers of securities. Subject to the Act and to the provisions of paragraph 136 below, a transfer of securities shall be subject to the restrictions contained in the articles and in the by-laws of the Corporation and, as the case may be, in any unanimous shareholder agreement. All transfers of securities of the share capital of the Corporation and all details relating thereto shall be recorded in the central securities' register or in the branch transfer registers of the Corporation. However, no transfer of securities shall be validly entered in one (1) of these registers of the Corporation or authorized to be entered therein unless the certificate representing the securities to be transferred shall have been returned to the Secretary of the Corporation for cancellation. The Secretary shall inscribe the word "cancelled" as well as the date of cancellation on any certificate returned to him. If no certificate representing the transferred securities has been issued by the Corporation, an instrument in writing documenting the power to transfer shall be presented prior to the registration of the transfer.

132. Lien on a security. If the articles of the Corporation provide that the securities issued by the latter are subject to a lien registered in the name of the shareholder for a debt owed by the shareholder to the Corporation, the directors may refuse to register the transfer of this security until such debt has been reimbursed.

133. Enforcement of a lien. Any proceeds from the sale of securities carried out by the directors in order to enforce a lien held by the Corporation shall be allocated as follows: first, to the payment of costs brought about by this sale, then, to any amount owing by the shareholder to the Corporation and, finally, the balance, if any, shall be returned to the shareholder. Such a sale cannot take place before the debt shall be due and owing nor before the directors shall have notified the shareholder or his heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of the fact that the debt has become due, of the among owing and of their intention to proceed with the sale of the securities nor before the shareholder in default has neglected to remedy such default within seven (7) days of the receipt of such notice.

134. Registration of transfers. Subject to the Act and to the provisions of paragraph 136 below, no transfer of securities or of warrants shall be registered in the securities' register of the Corporation unless:

         a) the security certificate has been duly endorsed by the proper person;
         b) a reasonable assurance has been given to the effect that the endorsement is genuine;

         c) every act or statute in Canada or in a province or territory of Canada with respect to the collection of income tax, sales taxes or charges, duties or fees has been complied with;
         d) any restriction on its issue, on its transfer or on the holding thereof ae authorized by the articles has been complied with; and
         e) any lien on the securities as provided for in paragraph 132 above has been reimbursed.

135.     Deceased shareholder. In the event of the death of the holder or of one
         (1) of the joint holders of any security of the Corporation, the Corporation shall neither modify the securities' register or the transfer register nor pay any dividend or make any other distribution relating to the security in question unless all the documents which may be required by the Act shall have been submitted and all reasonable requirements imposed by the Corporation or by its transfer agents shall have been satisfied.

136. Effect of registration. Subject to the Act, the Corporation may consider the registered holder of a security as the only person eligible to vote, to receive assets, interest, dividends or other payments and to exercise the other rights and privileges attaching to this capacity.

D.            DIVIDENDS

137. Declaration and payment. Subject to the Act and unless otherwise provided in a unanimous shareholder agreement and subject to it being established that the Corporation is or will be able to discharge its liabilities when due and that the realizable value of its assets will not be less than the aggregate of its liabilities and of its stated capital, the directors may declare and pay dividends to the shareholders according to their respective rights and interests in the Corporation. The directors shall not be compelled to make any distribution of the profits of the Corporation; thus they may create a reserve fund for the payment of dividends or set aside such profits in whole or in part in order to keep them as a reserve fund of any kind. Such dividends may be paid in specie, in property or by the issue of fully paid-up securities of the Corporation.

138. Payment. Unless the holder otherwise indicates, a dividend payable in specie shall be paid by cheque to the order of the registered holder of the securities of the class in respect of which a dividend have been declared and shall be delivered or mailed by prepaid ordinary mail to such registered holder to or at the address appearing at that time in the registers of the Corporation. In the case of joint holders, unless such joint holders otherwise direct, the cheque shall be made payable to the order of all of such joint holders and be delivered or mailed to them to or at the address of one (1) of them appearing at that time in the registers of the Corporation. The mailing of such chequeae aforesaid, unless the same is not paid upon due presentation, shall satisfy all claims and discharge the Corporation of its liability for the dividend to the extent of the amount of the cheque. In the event of non-receipt of the dividend cheque by the person to whom it was delivered or mailed ae aforesaid, the Corporation shall issue to such person a replacement cheque for the same amount on such termsae determined by the directors.

139. Unclaimed dividend. The right to any dividend unclaimed after a period of three (3) years from its declaration date shall be lost and the dividend shall revert to the Corporation.

140. Joint shareholders. Where two (2) or more persons are registered ae joint shareholders in the Corporate Records Book, each of the shareholders may grant a valid discharge in respect of the payment of any dividend. In such a case, the shareholder who acts shall be deemed to have been appointed manager by the other joint shareholder or shareholders.

141. Set-off. The directors, in their discretion, may apply, in whole or in part, any amount of dividend declared payable to a shareholder to set off any debt owed by the shareholder to the Corporation.

E.            NOTICES AND INFORMATION TO SHAREHOLDERS

142. Notices to shareholders. Subject to the provisions of paragraphs 147, 148 and 151 below, the notices or the documents required by the Act, by its Regulations, by the articles, by the by-laws of the Corporation or by a unanimous shareholder agreement to be sent to the shareholders may be sent by registered or by certified mail or delivered in person to the shareholders, to or at the address indicated at that time in the Corporate Records Book or in the registers of its transfer agent. Where two (2) or more persons hold securities jointly, the notices or the documents shall be sent to one (1) of the persons entered as joint shareholders in the Corporate Records Book or in the registers of the transfer agent and this shall constitute sufficient notice with respect to the other joint shareholder or shareholders unless the joint shareholders have appointed a manager, in which case Me notices or the documents shall be sent to the latter. Receipt by a shareholder of a notice or of a document sent by registered or by certified mail shall be deemed to have taken place at the time when, according to the ordinary course of mail delivery, the registered or certified letter containing such notice or document should have been received. In order to prove receipt of such notices or documents and the date thereof, it shall be sufficient that the letter was registered or certified, that it was properly addressed and that it was deposited at a post office, as well as the date on which it was so deposited and the time which was required for its delivery in the ordinary course of mail delivery or, if the letter was delivered in person, it shall be sufficient to produce a dated acknowledgement of receipt bearing the signature of the shareholder.

143. Addresses of shareholders. In addition to the persons referred to in subsection 51(2) of the Act, the Corporation may consider the holder of the securities who is registered in the securities' register of the Corporation ae being the person entitled to receive the notices or the documents required to be sent to the shareholders. The sending of any notice or document to such person, in accordance with paragraph 142 above, shall constitute sufficient notice to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of the shareholder. Each shareholder shall provide the Corporation with an address where the notices or the documents shall be sent to him or left for him, failing which he shall be deemed to have waived his right to receive such notices or documents.

144. Untraceable shareholder. The Corporation shall not be obliged to send the notices or the documents required by the Act, by its Regulations, by the articles, by the by-laws of the Corporation or by a unanimous shareholder agreement to be sent to the shareholders where previous notices or documents have been returned to it on more than three (3) consecutive occasions, unless the untraceable shareholder has notified the Corporation in writing of his new address.

145. Notice of record date. The directors may fix in advance, between the fiftieth (50~) and the twenty first (21~) day preceding the date when a meeting of the shareholders is to take place, a record date in order to determine the shareholders eligible to receive notice of such meeting. Where no record date has been set, the record date in order to determine the shareholders entitled to receive notice of a meeting of the shareholders shall be the eve of the day when such notice is given, at the time of close of business, or the day of the meeting itself, in the absence of notice.

F.            MEETINGS OF THE SHAREHOLDERS

146. Annual meetings. Annual meetings of the shareholders of the Corporation shall be held no later than eighteen (18) months following the incorporation of the Corporation and thereafter within fifteen (15) months following the date of the preceding annual meeting. The directors shall determine the exact date as well as the time and the place of any such meeting. The annual meeting of the shareholders shall convene to take notice of the financial statements of the Corporation and of the other documents which are required by the Act to be placed on the agenda of the annual meeting, to elect directors, to appoint one
         (1) or more auditors, as the case may be, and to fix, or authorize the directors to fix, their remuneration, and to decide on any other matter which may be placed on the agenda. The annual meetings may be called by the President of the Corporation or by any director in accordance with paragraph 151.

147. Special meetings. Special meetings of the shareholders of the Corporation may be called at any time by the Chairman of the Board of Directors, by the President of the Corporation, by the General Manager or by two (2) directors.

148. Calling by shareholders. The holders of not less than five per cent (5%) of the securities issued by the Corporation which carry the right to vote at the meeting sought to be held may request that the directors call a meeting for the purposes stated in their request. The request, which may consist of several documents of like form signed by at least one (1) of the shareholders, shall state the items on the agenda of the meeting to be called. It shall be sent to each director and to the registered office of the Corporation. The directors shall call the meeting within twenty-one (21) days following receipt of the request in order to debate the questions referred to therein. The directors, however, shall not be obliged to call the meeting if the notice of a record date set pursuant to subsection 134(2) of the Act has been given in accordance with subsection 134(4) of the Act, if a meeting has already been called and if notice thereof has been given pursuant to section 135 of the Act or if the items on the agenda stated in the request relate to instances described in paragraphs 137(5)b) to e) of the Act. Should the directors fail to call said meeting within the time limits prescribed above, any shareholder who signed the request may do so.

149. Meetings in the Province of Quebec. Subject to the articles or to any unanimous shareholder agreement, the meetings of the shareholders shall be held at the registered office of the Corporation or at any other place in the Province of Quebec designated by the directors. The meetings may be held validly within the territorial limits of the Province of Quebec on land, at sea or in the air. Meetings held by way of written resolutions in lieu of meetings shall be deemed to have been held in the Province of Quebec at the registered office of the Corporation.

150. Meetings outside the Province of Quebec. The meetings of the shareholders, with the unanimous consent of the shareholders entitled to attend, and to vote at, such meetings, may be held outside the Province of Quebec if the auditor and all the directors are in attendance or, in writing, have waived notice of the meeting or if they have agreed to the holding of the meeting. Where a meeting of the shareholders is held outside the Province of Quebec, the shareholders who are not in attendance or represented by proxy and who, in writing, have waived notice of the calling of the meeting or who have agreed to the holding of the meeting shall be deemed to have agreed to its being held at that place outside the Province of Quebec. Any business which may be transacted at a meeting of the shareholders may be transacted at such a meeting.

151. Notice of meeting. Notice of the calling of any meeting of the shareholders shall be sent by letter or by telegram, between the fiftieth (50~) and the twenty first (21S') day prior to the meeting, to each shareholder entitled to vote thereat, to each director at his last-known address indicated in the Corporate Records Book and to the auditor.

152. Notice to the auditor. The auditor of the Corporation shall be entitled to notice of any meeting, to attend such meeting at the expense of the Corporation and to be heard thereat on any issue pertaining to his duties. The auditor or his predecessors to whom one (1) of the directors or one (1) shareholder, whether entitled to vote or not, shall give written notice at least ten (10) days prior to the holding of such meeting shall attend this meeting at the expense of the Corporation and answer any questions pertaining to his duties.

153. Contents of notice. The notice of the calling of a meeting of the shareholders shall contain all the items on the agenda and state their nature with sufficient detail so as to enable the shareholders to reach an informed opinion with respect thereto and shall reproduce the text of any special resolution to be submitted at the meeting. It shall not be necessary for the notice of an annual meeting to indicate that the financial statements of the Corporation and the auditor's report shall be examined and that the renewal of the latter's duties and the election of the directors shall be addressed at this meeting, but a copy of the financial statements of the Corporation and of the auditor's report shall be appended to this notice.

154. Waiver of notice. A meeting of the shareholders may be held validly at any time and for any purpose without the notice required by the Act, by its Regulations or by the by-laws, if all the shareholders entitled to vote at the meeting as well as all the directors and the auditor waive notice of the meeting in any manner whatsoever. This waiver of the notice of the meeting may take place before, during or after the holding of the meeting. Moreover, the attendance of a shareholder, of a director, of the auditor or of any other person entitled to attend such meeting shall constitute a waiver on his part of notice of the meeting, unless he indicates that he is attending for the express purpose of objecting to the proceedings because, among other reasons, the meeting was not validly called. The signing, by any of the aforementioned persons, of a resolution in lieu of a meeting shall also constitute a waiver of the notice on his part of the calling and of the holding of an actual meeting.

155. Irregularities. Irregularities affecting the notice of a meeting or the sending thereof, the accidental omission to give such notice or the non-receipt of the notice by a shareholder, by a director, by the auditor or by any other person entitled to attend the meeting in no way shall affect the validity of a meeting of the shareholders. Moreover, the accidental failure in the notice of a meeting to refer to one (1) or more of the matters to be submitted to such meeting, even though reference thereto is required, shall not prohibit the meeting from considering this matter unless it is prejudicial to a shareholder or unless there is a risk of his interests being injured. A certificate from the Secretary, from an officer or from another duly authorized representative of the Corporation shall constitute irrebuttable evidence of the sending of a notice of the meeting to the shareholders and shall be binding upon each of the shareholders.

156. Persons entitled to attend a meeting. The only persons entitled to attend a meeting of the shareholders shall be those entitled to vote thereat, the directors, the auditor of the Corporation and other persons who, pursuant to the Act, to the articles or to the by-laws of the Corporation, are entitled or required to attend a meeting of the shareholders. Any other person may be admitted to a meeting of the shareholders upon invitation of the chairman of the meeting or if a majority of the shareholders agrees thereto.

157. Quorum. Subject to the Act, to the articles, to the by-laws of the Corporation or to a unanimous shareholder agreement, the attendance, in person or by proxy, of a person holding or representing at least one
         (1) security issued by the Corporation and carrying the right to vote shall constitute a quorum at the meeting for the purpose of choosing a chairman of the meeting, as the case may be, and of pronouncing the adjournment of the meeting. For any other purpose, a quorum at a meeting of the shareholders shall be attained, no matter how many persons are actually in attendance when, at least fifteen (15) minutes after the time set for the meeting, the shareholders representing a majority of the votes are in attendance, in person or represented by proxy. Where a quorum is attained at the opening of a meeting of the shareholders, the shareholders attending the meeting in person or represented by proxy may proceed with the business of the meeting notwithstanding the fact that the quorum is not maintained throughout the entire meeting. Where the Corporation only has one (1) shareholder or where only one (1) holder of a class of securities entitled to vote attends the meeting, the attendance of this shareholder in person or represented by proxy shall constitute the quorum at the meeting for any purpose.

158. Adjournment. A shareholder attending a meeting in person or represented by proxy and constituting a quorum for the purposes of adjourning a meeting may adjourn any meeting of the shareholders. The chairman of the meeting, with the consent of the shareholders attending the meeting in person or represented by proxy and entitled to vote, may adjourn any meeting of the shareholders to a specified place, date and time if he deems it appropriate. Notice of the adjournment of a meeting to a date less than thirty (30) days later shall be given by an announcement made before the latter is adjourned. If a meeting of the shareholders is adjourned one (1) or more times for a total of thirty (30) days or more, notice of the adjournment of such meeting shall be given in the same manner as the notice of the original meeting. In the event that a meeting is held according to the terms of the adjournment, it may validly consider any matter provided that a quorum is attained. The persons who constituted the quorum at the original meeting shall not be required to constitute the quorum at the reconvening of the meeting. If a quorum is not attained at the reconvening of the meeting, the meeting shall be deemed to have ended immediately after adjournment thereof.

159. Chairman and secretary. The meetings of the shareholders shall be chaired by the President of the Corporation or, failing him, by any Vice-President. The Secretary of the Corporation shall act as the secretary at meetings of the shareholders. In the absence of these persons, the shareholders attending the meeting shall designate any person to act as chairman or secretary of the meeting. It shall not be necessary to appoint a chairman and a secretary in the event of an adjournment.

160. Procedure. The chairman of a meeting of the shareholders shall be responsible for the proper conduct of the meeting, shall submit to the shareholders the proposals which must be put to a vote and shall establish reasonable and impartial rules of procedure to be followed, subject to the Act, to the articles, to any unanimous shareholder agreement, to the by-laws of the Corporation and to the rules of procedure usually followed during deliberating assemblies. He shall decide on any matter including, but without restricting the generality of the foregoing, issues relating to the validity of proxies. His decisions shall be final and binding on the shareholders.

161. Resolutions in lieu of meetings. Resolutions in writing, signed by all the shareholders entitled to vote on these resolutions at meetings of the shareholders, shall be as valid as if they had been passed at these meetings. A copy of these resolutions shall be kept with the minutes of these meetings. However, it shall not be possible to decide by way of written resolutions where a director submits a written statement pursuant to subsection 110(2) of the Act in which he gives the reasons for his resignation or for his opposition to his removal or to his replacement or where an auditor submits a written statement pursuant to subsection 168(5) of the Act in which he gives the reasons for his resignation or for his opposition to his removal, to his replacement or to the decision not to appoint an auditor.

G.            RIGHT OF SHAREHOLDERS TO VOTE

162. General rule. Subject to the articles and to the by-laws of the Corporation, each shareholder shall be entitled to as many votes as he has securities which carry a right to vote at meetings of the shareholders. This right shall belong to the shareholders whose names appear in the securities' register on the record date, or, if no record date has been set, on the date of the notice of the meeting or, failing that, at the time of close of business on the eve of the date of notice, or, if no notice is given, on the date of the meeting.

163. Joint shareholders. Where two (2) or more persons hold securities jointly, one (1) of these persons attending a meeting of the shareholders or duly represented thereat, in the absence of the other or of the others, shall be entitled to vote with respect to these securities and, in such a case, shall be deemed to have been appointed manager by the other joint shareholder or shareholders. However, if several of these persons attend the meeting in person or represented by proxy and vote, they shall vote together as one (1) shareholder with respect to the securities which they hold jointly.

164. Securities held by an administrator of the property of another or by a trustee. Where a person, in his capacity as administrator of the property of another or trustee, holds securities for a shareholder, this person or his proxy holder shall be entitled to vote at any meeting of the shareholders with respect to the securities so held if such securities are voting securities.

165. Voting by a show of hands and casting vote. Any question submitted to a meeting of the shareholders shall be decided by a vote by a show of hands, unless a ballot is requested or unless the chairman of the meeting prescribes another voting procedure. Proxy holders may vote by a show of hands unless they have received contrary instructions. The chairman of the meeting shall not be entitled to a second or casting vote in the event of a tie vote. At any meeting, a statement by the chairman of the meeting to the effect that a resolution has been passed or defeated unanimously or by a particular majority shall constitute conclusive evidence thereof without it being necessary to prove the number or the percentage of votes cast in favour of, or against, the proposal.

166. Voting on behalf of a body corporate. The Corporation shall permit any individual authorized by a resolution of the Board of Directors or of the governing body of a body corporate which is one (1) of the shareholders of the Corporation to represent the body corporate at meetings of the shareholders of the Corporation. An individual so authorized may exercise, on behalf of the body corporate which he represents, all the powers which such person could exercise if it were an individual shareholder.

167. Ballot. Voting at a meeting of the shareholders shall be by ballot where a shareholder or a proxy holder entitled to vote at the meeting so requests. Each shareholder or proxy holder shall deliver to the scrutineer of the meeting a ballot on which he has written his name, that of the shareholder or those of the shareholders which he represents by proxy, as the case may be, the number of votes which he is entitled to cast and the manner in which he shall be casting those votes. A vote by ballot may be requested before or after any vote by a show of hands. Such request may also be withdrawn before the ballot is taken. A vote by ballot shall take precedence over a vote by a show of hands.

168. Scrutineer. The chairman of a meeting of the shareholders may appoint one (1) or more persons, whether or not they be representatives or shareholders of the Corporation, to act as scrutineers at any meeting of the shareholders. Failing such an appointment, the secretary of the meeting shall act as the scrutineer.

H.            PROXIES

169. Proxies. A shareholder entitled to vote at a meeting, by means of a proxy, may appoint a proxy holder as well as one (1) or more alternate proxy holders, who need not be shareholders, to attend the meeting and to act thereat within the limits set out in the proxy. The instrument in writing appointing a proxy holder shall be signed by the shareholder or by his mandatory or agent authorized in writing. However, it shall not be necessary for the instrument in writing to be signed before witnesses. If the shareholder is a body corporate, any director of the body corporate may appoint a proxy holder and sign his proxy. A proxy holder may hold the proxies of several shareholders. A proxy shall be valid only at the meeting in respect of which it was given as well as at any reconvening thereof in the event of an adjournment. A proxy may be general in nature and may be in respect of the exercise of the sum of the rights attaching to the securities of the holder granting the proxy.

170. Form of proxy. The instrument in writing appointing a proxy holder may read as follows:

         The undersigned, ........................., shareholder of
         ......................., hereby appoints ........................., or, in his absence , as his mandatary or agent for the purpose of attending the meeting of the shareholders to be held at ................. on the
         .............day of 19......... and any reconvening of this meeting, in the event of an adjournment, and for the purpose of acting on his behalf with the same authority as if the undersigned had attended in person the said meeting or its reconvening in the event of an adjournment.

         Dated this .............. day of .................19........


                           --------------------------
                            Signature of shareholder

171. Revocation. The instrument appointing a proxy holder shall revoke any prior instrument appointing another proxy holder. Such an instrument may be revoked by the filing' at the registered of lice of the Corporation, before the end of the last juridical or business day preceding the meeting, or its reconvening in the event of an adjournment, of an instrument in writing signed by the shareholder or by his mandatory or agent bearing a written authorization, by the filing thereof with the chairman of the meeting on the day of the meeting, or upon reconvening thereof in the event of an adjournment, or in any other manner permitted by law.

172. Filing of proxies. The directors may pass a by-law designating a place, other than that where a meeting of shareholders, or a reconvening thereof in the event of an adjournment, is to be held, where proxies shall be filed before the holding of the meeting. Such by-law may provide that any proxy so filed may be included in the vote as if it had been tendered at the meeting, or at a reconvening thereof in the event of an adjournment, and the votes cast in accordance with this by-law shall be valid and counted. Subject to the passage of such by-law, the chairman of any meeting of the shareholders, in his sole discretion, may decide to accept as valid a written communication sent by telegram, by cable, by telex or by any other means with respect to the authorization of any person who claims to represent, and to vote in the name of, a shareholder, notwithstanding the fact that no proxy granting such authority has been filed with the Corporation. Any vote cast following the acceptance of such communication shall be valid and counted.

173. Deadline for filing. The directors, in the notice of the calling of a meeting of the shareholders, may specify a deadline for granting a proxy to a mandatory or to an agent, which, excluding any non-judicial days or holidays, may not precede by more than forty-eight (48) hours the date of opening of the meeting, or of a reconvening thereof in the event of an adjournment.

174. Soliciting proxies. If the Corporation has fifteen (15) or more shareholders, joint holders of one (1) security being counted as a single shareholder, when giving notice of the meeting to the shareholders, it shall send them a form of proxy in the prescribed form. The proxies shall be solicited by way of a proxy circular sent in the prescribed form, and shall take the form of an appendix to, or of a separate document sent along with, the notice of the meeting, in case of solicitation by or on behalf of the management, or, in any other case, by any dissident who shall state therein the purpose of the solicitation. A copy of this circular shall be sent to the Director along with a notice of the meeting. A person who is appointed proxy holder after having solicited a proxy shall attend in person the meeting in question, or cause an alternate proxy holder to represent him at the meeting, and shall comply with the instructions of the shareholder who appointed him. He shall have the same rights as the shareholder who appointed him in respect of his participation in the proceedings and of voting by way of ballot. However, where the proxy holder has received contrary instructions from his mandator or principal, he may not take part in a vote by way of a show of hands.

I.            AUDITOR OR ACCOUNTANT

175. Appointment of auditor. Subject to the provisions of the Act which enable one to dispense with the appointment of an auditor and subject to paragraph 181 below, the shareholders, by way of an ordinary resolution, at the first annual meeting of the shareholders and at each subsequent annual meeting, shall appoint an auditor to serve until the close of the next annual meeting. Failing the appointment of an auditor at a meeting, the incumbent auditor shall continue to serve until the appointment of his successor or of his replacement. The shareholders may also appoint more than one auditor. The directors, in the course of the organizational proceedings of the Corporation, may appoint an auditor to serve until the close of the first annual meeting of the shareholders.

176. Remuneration of auditor. The shareholders shall fix the remuneration of the auditor or of the auditors unless this power has been delegated to the directors.

177. Independence of auditor. The auditor shall be independent of the Corporation, of the affiliates, of the directors and of the officers of the latter. A person shall be deemed not to be independent if he or his business partner is a business partner, a director, an officer or an employee of the Corporation, of an affiliate, of any of the directors, of the officers or of the employees of the latter, or if he beneficially owns or controls, directly or indirectly, a material interest in the securities of the Corporation, of one (1) of its affiliates, or has been a receiver, a receiver manager, a liquidator or trustee in bankruptcy of the Corporation or of one (1) of its affiliates within the two (2) years immediately preceding his proposed appointment to the position of auditor. The auditor shall resign as soon as he becomes aware that he no longer qualifies to serve as auditor unless a court of law otherwise authorizes him to serve.

178. Removal of auditor. The auditor may be removed at any time by the shareholders of the Corporation at a special meeting. However, the Corporation shall be liable for any injury caused to the auditor by his removal without a serious reason and at an inopportune moment. A vacancy created by the removal of the auditor may be filled by the shareholders at the meeting at which it was decided to remove him or, if the vacancy is not so filled by the shareholders, by the directors. Any other vacancy in the position of auditor shall be filled by the directors. The person appointed to replace the auditor shall hold the position for the unexpired term of his predecessor.

179. Opposition by auditor. The auditor shall be entitled to give to the Corporation reasons in writing for his resignation or for his opposition to the actions or to the resolutions contemplated with respect to his removal or to his replacement at the end of his term.

180. End of term of auditor. The term of the auditor shall end upon his death, his resignation, his removal in accordance with paragraph 178 of the present by-laws, upon expiry of his term, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, if he becomes disqualified from practicing as an auditor in the province where the registered office of the Corporation is located, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law. The resignation of the auditor shall take effect on the date on which written notice of his resignation is received by the Corporation or on any later date which is specified therein. However, the auditor shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment.

181. Accountant. If the shareholders of the Corporation decide not to appoint an auditor by way of a resolution passed unanimously by all the shareholders, including those not otherwise entitled to vote, the directors may appoint an accountant to prepare the financial statements of the Corporation and to discharge such other duties as they may determine. The directors shall also fix the remuneration of the accountant without having to pass a resolution to this end and they shall fill any vacancy which may occur in the position of the accountant.

182. End of term of accountant. The term of the accountant shall end upon his death, his resignation, his removal by the directors, upon expiry of his term, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, if he becomes disqualified from practicing as an accountant in the province where the registered office of the Corporation is located, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law. The resignation of the accountant shall take effect on the date on which written notice of his resignation is received by the Corporation or on any later date which is specified therein. However, the accountant shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment.

183. Audit Committee. The directors may create an Audit Committee made up of not less than three (3) directors of the Corporation, a majority of whom shall be made up of persons who are neither officers nor employees of the Corporation or of bodies corporate which are shareholders of the Corporation and which control it. If the Corporation issues securities by way of a distribution to the public, it shall create such an Audit Committee unless it has been dispensed of this duty by the Director. Each member of the Audit Committee shall hold office until he is replaced by the directors or, as the case may be, until he ceases to be a director. The directors may fill any vacancy on the Audit Committee.

184. Duty of Audit Committee. The Audit Committee shall review the financial statements of the Corporation before their approval according to the Act. It shall also receive notification of any errors or misstatements contained in financial statements of the Corporation which have been the subject of a report by the auditor or by one (1) of his predecessors. Any director or officer of the Corporation shall notify the Audit Committee forthwith of any errors or misstatements of which he becomes aware in financial statements which have been the subject of a report by the auditor or by one (1) of his predecessors.

185. Meetings of Audit Committee. Meetings of the Audit Committee shall be subject, with all necessary changes, to the rules and to the procedures which govern the meetings of the Board of Directors.

PART III      CORPORATION WITH SOLE DIRECTOR OR SOLE SHAREHOLDER

Section 1.    REPRESENTATION OF THE CORPORATION

186. Representative bodies. The Corporation shall act through its representative bodies: the Board of Directors, the officers, the meeting of the shareholders and its other representatives. These bodies shall represent the Corporation within the limits of the powers granted to them by virtue of the Act, of its Regulations, of the articles, of a written declaration of the sole shareholder or of a unanimous shareholder agreement or of the present by-laws. The Board of Directors may be designated by any other name in any document issued by the Corporation.

Section 2.    SOLE DIRECTOR AND OFFICER

A.            SOLE DIRECTOR

187. Composition of the Board of Directors. The Board of Directors shall be made up of one (1) sole director.

188. Mandatary or agent. The sole director shall be considered to be a mandatory or an agent of the Corporation. He shall have the powers and the duties set out in the Act, in its Regulations, in the articles, in a written declaration of the sole shareholder or in a unanimous shareholder agreement and in the present by-laws as well as those which are inherent in the nature of his office. In the course of discharging his duties, he shall respect the duties with which he is charged under the Act, the articles, a written declaration of the sole shareholder or a unanimous shareholder agreement and the present by-laws and he shall act within the limits of the powers granted to him.

189. Qualifications. Subject to the articles, to a written declaration of the sole shareholder or to a unanimous agreement, a person need not be a shareholder in order to become a director of the Corporation. Moreover, any natural person may be a director except for a person who is under eighteen (18) years of age, a person who is of unsound mind and has been so found by a court of law in Canada or elsewhere, a person who has the status of bankrupt or a person who has been barred by a court of law from holding such an office.

190. Acceptance of office. The sole director may accept his office expressly by signing an Acceptance of Office form to this end. Furthermore, his acceptance may be made tacitly and, in such a case, it may be inferred from the actions, from the acts, from the deeds and even from the silence of the sole director.

191. Term of office. Unless otherwise decided by the sole shareholder or by the shareholders, the sole director shall hold office for a term of one
         (1) year or until his successor or his replacement shall have been appointed or elected, unless the term of office of the sole director ends prematurely. Subject to the Act and to the articles, the sole director may resign from office and be replaced by another director in the same resolution. Such resignation, however, shall not relieve the sole director of the obligation of paying any debt owing to the Corporation before his resignation became effective. The sole director shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment. However, the sole director shall be entitled to the remuneration which he has earned until the date of his resignation.

192. Powers. The sole director shall supervise the management and carry on the business and the affairs of the Corporation and he may execute, in the name of the latter, contracts of any kind which are allowed by law. Generally speaking, he shall exercise all the powers and duties of the Corporation and perform all the actions, the acts or the deeds within the limits of the powers of the latter, except those which the Act, a written declaration of the sole shareholder or a unanimous shareholder agreement expressly reserve for the sole shareholder or for the shareholders. In particular, the sole director shall be expressly authorized to lease, to purchase or otherwise to acquire or to sell, to exchange, to hypothecate or to mortgage, to pledge or otherwise to dispose of the movable or immovable property or personal or real property, presently held or after-acquired, of the Corporation. He may perform any other action, act or deed which is useful or necessary in the interests of the Corporation. Finally, the sole director may pass resolutions with respect to the reserved powers and a copy of these resolutions shall be kept in the Corporate Records Book.

193. Duties. The sole director of the Corporation, in the exercise of his powers and in the discharge of his duties, shall act prudently, diligently, honestly and faithfully in the best interests of the Corporation and avoid placing himself in a position of conflict of interest between his personal interest and that of the Corporation. Moreover, the sole director of the Corporation shall comply with the Act, with its Regulations, with the articles, with the by-laws of the Corporation, with any written declaration of the sole shareholder or with any unanimous shareholder agreement of the Corporation. In arriving at a decision, he may rely in good faith on the opinion or on the report of an expert and, in such a case, shall be deemed to have acted prudently, diligently, honestly and faithfully in the best interests of the Corporation.

194. Gifts inter vivos. The sole director may make gifts inter vivos of the assets of the Corporation, even for a substantial value, without having to obtain the consent of the sole shareholder or of the shareholders, provided that such gifts shall be made in the best interests of the Corporation.

195. Remuneration and expenses. The sole director may fix his own remuneration without having to pass a resolution to this end. Unless otherwise provided, such remuneration shall be in addition to any other remuneration paid to him in another capacity. The sole director may receive advances and shall be entitled to be reimbursed for all expenses incurred in the execution of his office except for those incurred as a result of his own fault.

196. Conflict of interest. The sole director who is a party to a material contract or to a proposed material contract with the Corporation, or who is a director of, or has a material interest in, any person which is a party to or a material contract or to a proposed material contract with the Corporation shall disclose the nature and the extent of his interest at the time and in the manner provided for by the Act. Any such contract or proposed contract shall be submitted to the sole shareholder or to the shareholders for approval even if the contract is one which, in the ordinary course of the business of the Corporation, would not require the approval of the sole shareholder or of the shareholders. By accepting his office, the sole director shall be deemed to have given a general notice to the Corporation and to the sole shareholder or to the shareholders, disclosing his interest in any contract with regard to his remuneration, to his compensation and to any insurance relating thereto. This provision shall be a sufficient disclosure in accordance with subsection 120(6) of the Act.

197. By-laws. Unless otherwise provided in the articles, in the by-laws of the Corporation, in a written declaration of the sole shareholder or in a unanimous shareholder agreement, the sole director, by way of resolution, may pass, amend or repeal any by-law governing the business and the affairs of the Corporation. By-laws passed, amended or repealed by the sole director according to the above shall be submitted to the sole shareholder or to the shareholders at the following meeting. By-laws passed, amended or repealed by the sole director shall take effect on the date of their passage, of their amendment or of their repeal by the sole director. After confirmation or amendment by the sole shareholder or by the shareholders, they shall continue in force in their original or amended state, as the case may be. However, they shall cease to have effect following their rejection by the sole shareholder or by the shareholders or, in the event of failure by the sole director to submit them to the sole shareholder or to the shareholders at the meeting following their passage. Furthermore, in the event of a rejection by the sole shareholder or by the shareholders of a by-law or of a failure by the sole director to submit this by-law to the sole shareholder or to the meeting of the shareholders, any subsequent resolution by the sole director to the same general effect cannot come into force until after confirmation by the sole shareholder or by the shareholders.

198. End of term of office. The term of office of the Corporation shall end in the event of his death, of his resignation, of his removal from office or ipso facto if he no longer qualifies as a director, upon expiry of his term of office, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law. The term of office of the sole director shall also end in the event of the bankruptcy of the Corporation.

B.       OFFICERS AND REPRESENTATIVES

199. Mandataries or agents. The officers and the representatives shall be considered to be mandataries or agents of the Corporation. They shall have the powers and the duties set out in the Act, in its Regulations, in the articles and in the present by-laws as well as those which are inherent in the nature of their office.. In the course of discharging their duties, they shall respect the duties with which they are charged under the Act, its Regulations, -the articles and the present by-laws and they shall act within the limits of the powers granted to them.

200. Appointment and cumulative duties. The sole director shall hold the offices of President and of Secretary of the Corporation. He may also create any other office and appoint thereto qualified persons, whether they be shareholders of the Corporation or not, to represent the Corporation and to discharge the duties which he determines. The officers or the representatives may delegate the powers which they have received from the sole director as well as those which are inherent in their office.. However, they shall select their substitutes carefully and provide them with appropriate instructions.

201. Term of office. The term of office of the officers and of the representatives of the Corporation shall begin with their acceptance of the office and such acceptance may be inferred from their actions, from their acts or from their deeds. Their term of office shall continue until their successors or their replacements shall have been appointed by the sole director unless their term of office in accordance with paragraphs 211 to 213 of the present by-laws.

202. Remuneration. The sole director shall fix the remuneration of the officers or of the representatives of the Corporation without having to pass a resolution to this end. Unless otherwise provided, such remuneration shall be in addition to any other remuneration paid to the officer or to the representative in another capacity by the Corporation. The fact that any officer, representative or employee shall also be the sole director or the sole shareholder or a shareholder of the Corporation shall not disqualify him from receiving, in his capacity as officer, representative or employee, such remuneration as may be determined.

203. Powers. Subject to the articles, to the by-laws, to a written declaration of the sole shareholder or to a unanimous shareholder agreement, the sole director shall determine the powers of the officers and of the representatives of the Corporation. The sole director may delegate to them all his powers except the reserved powers or those which require the approval of the sole shareholder or of the shareholders. The officers and the representatives shall have the powers inherent in the Act or which normally relate to their office.. Furthermore, they may exercise these powers either within or outside the Province of Quebec.

204. Duties. The officers and the representatives, in the discharge of their duties, shall act prudently, diligently, honestly and faithfully in the best interests of the Corporation and within the limits of their respective offices and they shall avoid placing themselves in a position of conflict of interest between their personal interest and that of the Corporation. They shall be deemed to have acted within the limits of their offices when they discharge their duties in a manner which is more advantageous for the Corporation. They shall be held liable to the Corporation for actions, acts or deeds performed alone which they were only authorized to carry out in conjunction with one
         (1) or more other persons unless they acted in a manner which turned out to be more advantageous for the Corporation than that which had been agreed upon. In arriving at a decision, they may rely in good faith on the opinion or on the report of an expert and, in such a case, shall be deemed to have acted prudently, diligently, honestly and faithfully in the best interests of the Corporation.

205. Posting of security bond. The sole director or any person designated by him may require that certain officers, representatives or employees of the Corporation post a security bond, in such form and containing such guarantees as the sole director may determine, in order to guarantee the proper performance of their powers and discharge of their duties.

206. Conflict of interest. Any officer or representative shall avoid placing himself in a position of conflict of interest between his personal interest and that of the Corporation and he shall declare or disclose any conflict of interest to the sole director. The rules governing conflicts of interest of the sole director shall apply, with all necessary changes, to the officers and to the representatives.

207. Signing of documents. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by the sole director in his capacity as President and Secretary of the Corporation and all contracts, documents or instruments in writing so signed shall bind the Corporation without the necessity of any other authorization or formality. The sole director may also authorize any other person to sign and to deliver on behalf of the Corporation all contracts, documents or instruments in writing and such authorization may be given by way of resolution in general or in specific terms. Subject to the Act, the sole director may permit the contracts, documents or instruments in writing which are issued by the Corporation to bear mechanicallyreproduced signatures.

208. Signing of declarations to be deposited in the Register. The declarations which are to be filed with the Inspector General pursuant to An Act respecting the legal publicity of sole proprietorships may be signed by the sole director in his capacity as President of the Corporation or by any person designated by the sole director.

209. Legal or other proceedings. The sole director in his capacity as President of the Corporation or any other person authorized by the sole director shall be respectively authorized to commence any action, suit, application, proceeding of a civil, of a criminal or of an administrative nature or any other legal proceeding on behalf of the Corporation or to appear and to answer for the Corporation with respect to any writ, order or injunction, issued by any court of law or by any tribunal, with respect to any interrogatories upon articulated facts or examinations for discovery, and with respect to any other action, suit, application or other legal proceeding in which the Corporation shall be involved; to answer in the name of the Corporation with respect to any seizure by garnishment in which the Corporation shall be garnishee and to make any affidavit or sworn declaration relating to such garnishment or to any other legal proceeding to which the Corporation shall be made a party; to make demands or requests for assignment of property or applications or petitions for winding-up or liquidation or sequestration or receivership orders against any debtor of the Corporation; to attend, and to vote at, any meeting of the creditors or of the debtors of the Corporation; to grant proxies and to take, with respect to such actions, suits, applications or other legal proceedings, any other action, act or deed or to make any other decision deemed to be in the best interests of the Corporation.

210. Prima facie evidence of by-law. A copy of a by-law of the Corporation to which the seal of the Corporation has been affixed and which purports to have been signed by the President and Secretary of the Corporation shall be admissible ae against the sole shareholder or against any shareholder of the Corporation ae being, in itself, prima facie evidence of the by-law.

211. Resignation. Any officer may resign from office by forwarding a letter of resignation to the registered office of the Corporation by courier or by registered or certified mail. The resignation shall become effective upon receipt of the letter of resignation by the Corporation or at any later date specified therein. The resignation of an of ricer or of a representative may only take place subject to the provisions of any existing employment contract between him and the Corporation. The resignation shall not relieve the officer or the representative of the obligation of paying any debt owing by him to the Corporation before his resignation became effective. The officer or the representative shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment.

212. Removal from office. The sole director may remove from office any officer or representative of the Corporation and may choose the successor or the replacement of such person. Nevertheless, the removal from office of an officer or of a representative may only take place subject to the provisions of any existing employment contract between him and the Corporation. However, the Corporation shall be liable for any injury caused to the officer or to the representative by his removal from of lice without a serious reason and at an inopportune moment.

213. End of term of office. The term of office of an of ricer or of a representative shall end upon his death, his resignation, his removal from office, upon expiry of his term of office as officer or representative, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law.

C.            PROTECTION OF THE SOLE DIRECTOR, OF THE OFFICERS  AND OF
              THE REPRESENTATIVES

214. Exclusion of liability vis-a-vis the Corporation and third parties. Except as otherwise provided in the Act or in by-laws of the Corporation, the sole director or an officer acting or having acted for or in the name of the Corporation shall not be held liable, in this capacity or in their capacity as mandataries or agents of the latter, whether it be vis-a-vis the Corporation or third parties, for the actions, the acts or the deeds, the things done or allowed to be done, the omissions, the decisions made or not made, the liabilities, the undertakings, the payments made, the receipts given or the discharges granted, the negligence or the faults of any officer, employee, servant or representative of the Corporation. Among other things, the sole director or an officer shall not be held liable vis-a-vis the Corporation for any direct or indirect loss suffered by the latter for any reason whatsoever; more specifically, they shall not be held liable either for the insufficiency or the deficiency of title to any property acquired by the Corporation, or for or on its behalf, or for the insufficiency or the deficiency of any security or debt instrument in or by which any of the funds or of the assets of the Corporation shall be or have been placed or invested or yet for any loss or damage resulting from the bankruptcy, from the insolvency or from the delictual or tortious action, act or deed of any person, including any person with whom or with which funds, securities, assets or negotiable instruments shall be or have been placed or deposited. Furthermore, the sole director or the officers shall not be held liable vis-a-vis the Corporation for any loss, conversion of property, misappropriation, embezzlement or any other damage resulting from any dealings with respect to any funds, assets or securities or for any other loss, damage or misfortune whatsoever which may occur in the discharge of, or in relation to the discharge of, their duties unless the same shall occur owing to their failure to discharge the duties of their office prudently, diligently, honestly and faithfully in the best interests of the Corporation or owing to the fact that the sole director or the officers shall have placed themselves in a position of conflict of interest between their personal interest and that of the Corporation. None of the above shall be interpreted in such a way as to relieve the sole director or an officer of their duty to act in accordance with the Act and with its Regulations or of their joint or several liability for any breach thereof, in particular in the event of a breach of the specific provisions of the Act or of its Regulations. Moreover, the sole director or the officers shall not be held individually or personally liable vis-a-vis third parties for the duration of their term of office in respect of a contract, a decision made, an undertaking or a transaction, whether or not concluded, or with respect to bills of exchange, to promissory notes or to cheques drawn, accepted or endorsed, to the extent that they are acting or they acted in the name, or on behalf, of the Corporation, in the ordinary course of the performance of the powers which they have received, unless they acted prior to the incorporation of the Corporation and unless their actions, their acts or their deeds have not been ratified by the Corporation within the time limit prescribed by the Act after its incorporation.

215. Right to compensation. The Corporation shall compensate the sole director, its officers or its representatives in respect of all costs or expenses reasonably incurred by them in connection with the defense of an action, a suit, an application, a proceeding of a civil, of a criminal or of an administrative nature or of any other legal proceeding to which one (1) or more of them were parties by reason of their duties or of their office, whether this action, this suit, this application or this legal proceeding was commenced by or on behalf of the Corporation or by a third party. Reasonable costs or expenses shall include, in particular, all damages or fines arising from the actions, from the acts or from the deeds done by the sole director, by the officers or by the representatives in the discharge of their duties as well as all amounts paid to settle an action or to satisfy a judgment. The right to compensation shall exist only to the extent that the sole director, the officers or the representatives were substantially successful on the merits in their defense of the action, of the suit, of the application or of the legal proceeding, that they acted prudently, diligently, honestly and faithfully in the best interests of the Corporation, that they did not place themselves in a position of conflict of interest between their personal interest and that of the Corporation, and, in the case of an action, of a suit, of an application or of a proceeding of a criminal or of an administrative nature leading to the imposition of a fine, to the extent that they had reasonable grounds for believing that their conduct was lawful or to the extent that they were acquitted or freed. The Corporation shall assume these liabilities in respect of any person who acts or acted at its request as a director, as an officer or as a representative of a body corporate of which the Corporation is or was a shareholder or a creditor. As the case may be, this compensation shall be paid to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of the sole director, of the officers or of the representatives, in accordance with paragraph 219 below.

216. Legal action by third party. Where an action, a suit, an application, a proceeding of a civil, of a criminal or of an administrative nature or any other legal proceeding is commenced by a third party against the sole director or against one (1) or more of the officers or representatives of the Corporation for one (1) or more actions, acts or deeds done in the discharge of their duties, the Corporation shall assume the defense of its mandatory or agent.

217. Legal action by the Corporation. Where an action, a suit, an application, a proceeding of a civil, of a criminal or of an administrative nature or any other legal proceeding is commenced by the Corporation against the sole director or against one (1) or more of the officers or representatives of the Corporation for one (1) or more actions, acts or deeds done in the discharge of their duties, the Corporation may pay compensation to the sole director, to the officers or to the representatives if it loses its case and if a court of law or a tribunal so decides. If the Corporation wins its case only in part, the court of law or the tribunal may determine the amount of the costs or of the expenses which the Corporation shall assume.

218. Liability insurance. The Corporation may purchase and maintain insurance for the benefit of the sole director, of its officers, of its representatives, of their predecessors as well as of their heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants covering any liability incurred by them by reason of their acting or having acted as sole director, as an officer or as a representative of the Corporation or, at the request of the latter, as a director, as an officer or as a representative of a body corporate of which the Corporation is or was a shareholder or a creditor. However, this insurance may cover neither the liability arising from the failure of the insured to act prudently, diligently, honestly and faithfully in the best interests of the Corporation, nor the liability arising from a fault or gross negligence or from a personal offence severable from the discharge of their duties or the liability arising from the fact that the insured shall have placed themselves in a position of conflict of interest between their personal interest and that of the Corporation.

219. Compensation after end of term of office. The compensation provided for in the preceding paragraphs may be obtained even after the person has ceased to hold the office of sole director, of officer of representative of the Corporation or, as the case may be, of director, of officer or of representative of a body corporate of which the Corporation is or was a shareholder or a creditor. In the event of death, the compensation may be paid to the heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants of such person. Such compensation may also be combined with any other recourse which the sole director, the officer, the representative, one (1) of his predecessors as well as his heirs, legatees, liquidators or testamentary executors, transferees, mandataries or agents, legal representatives, successors, assigns or rightful claimants may have.

220. Determination of conditions precedent to compensation. In the event that a court of law or a tribunal has not made a finding on the matter, the compliance or the non-compliance of the conduct of the sole director, of an officer or of a representative with the standards of conduct set out in paragraph 215 above or the question whether a case was won in part or whether a person was substantially successful on the merits in his defense of the action, of the suit, of the application or of the legal proceeding shall be determined in the following manner: a) by way of opinion from an independent legal counsel; or b) by decision of the majority of the shareholders of the Corporation where there is more than one shareholder; or, failing that, c) by decision of the sole shareholder, to the extent that he and the sole director are not the same person.

221. Place of action. The powers and the duties of the Corporation with respect to the compensation of the sole director, of an officer or of a representative shall apply regardless of the place where the action, the suit, the application or the legal proceeding shall have been filed.

D.            BANKING OR FINANCE

222. Banking or finance. The banking or financial operations of the Corporation shall be carried on with the banks or with the financial institutions designated by the sole director. The sole director shall also designate one (1) or more persons to carry out these banking or financial operations on behalf of the Corporation.

223. Financial year. The date of the end of the financial year of the Corporation shall be determined by the sole director.

224. Auditor. Subject to the provisions of the Act which enable one to dispense with the appointment of an auditor and subject to paragraph 228 below, the sole shareholder or the shareholders, by way of an ordinary resolution, at the time of the signing of the resolution in lieu of the first annual meeting of the shareholders or at the first annual meeting of the shareholders and at the time of the signing of the resolution in lieu of each subsequent annual meeting or at each subsequent annual meeting, shall appoint an auditor or decide not to appoint one. If the sole shareholder or the shareholders appoint an auditor, the latter shall serve until the signing of the resolution in lieu of the next annual meeting or until the close of the next annual meeting. Failing the appointment of an auditor at the time of the signing of the resolution in lieu of an annual meeting or at an annual meeting, the incumbent auditor shall continue to serve until the appointment of his successor or of his replacement. The sole shareholder or the shareholders may also appoint more than one auditor. The sole shareholder or the shareholders shall fix the remuneration of the auditor or of the auditors unless this power has been delegated to the sole director. The sole director, in the course of the organizational proceedings of the Corporation, may appoint an auditor to serve until the signing of the resolution in lieu of the first annual meeting of the shareholders or until the close of the first annual meeting of the shareholders.

225. Removal of auditor. The auditor may be removed at any time by the sole shareholder or by the shareholders of the Corporation by way of a resolution or at a special meeting. However, the Corporation shall be liable for any injury caused to the auditor by his removal without a serious reason and at an inopportune moment. A vacancy created by the removal of the auditor may be filled by the sole shareholder or by the shareholders in the resolution in which, or at the meeting at which, it was decided to remove him, or if the vacancy is not so filled by the sole shareholder or by the shareholders, by the sole director. Any other vacancy in the position of auditor shall be filled by the sole director. The person appointed to replace the auditor shall hold the position for the unexpired term of his predecessor.

226. Opposition by auditor. The auditor shall be entitled to give to the Corporation reasons in writing for his resignation or for his opposition to the actions or to the resolutions contemplated with respect to his removal or to his replacement at the end of his term.

227. End of term of auditor. The term of the auditor shall end upon his death, his resignation, his removal in accordance with paragraph 225 of the present by-laws, upon expiry of his term, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, if he becomes disqualified from practicing as an auditor in the province where the registered office of the Corporation is located, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law. The resignation of the auditor shall take effect on the date on which written notice of his resignation is received by the Corporation or on any later date which is specified therein. However, the auditor shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment.

228. Accountant. If the sole shareholder or the shareholders decide not to appoint an auditor by way of a resolution passed by the sole shareholder or unanimously by all the shareholders, including those not otherwise entitled to vote, the sole director may appoint an accountant to prepare the financial statements of the Corporation and to discharge such other duties as the sole director may determine. The sole director shall also fix the remuneration of the accountant without having to pass a resolution to this end and he shall fill any vacancy which may occur in the position of the accountant.

229. End of term of accountant. The term of the accountant shall end upon his death, his resignation, his removal by the sole director, upon expiry of his term, if he is of unsound mind and is so found by a court of law in Canada or elsewhere, if he acquires the status of bankrupt, if he becomes disqualified from practicing as an accountant in the province where the registered office of the Corporation is located, upon appointment of his successor or of his replacement, by the institution of a method of protective supervision in his respect or by one of the common causes of extinction of obligations provided for by law. The resignation of the accountant shall take effect on the date on which written notice of his resignation is received by the Corporation or on any later date which is specified therein. However, the accountant shall be liable for any injury caused to the Corporation by his resignation if he submits it without a serious reason and at an inopportune moment.

Section 3.    SOLE SHAREHOLDER

A.            SECURITIES AND DIVIDENDS

230. Allotment and issue of securities. Unless otherwise provided in the Act, in the articles, in the by-laws or in a written declaration of the sole shareholder, the sole director or the directors shall have absolute power over the share capital of the Corporation and, in particular, by way of resolution, they may accept subscriptions for securities, allot or issue securities of the share capital of the Corporation at such times, on such terms and conditions, to such persons and for such consideration as they see fit, provided that no security of the Corporation may be issued before having been fully paid-up either in specie or in property or in services rendered the fair value of which may not be less than the amount of money which the Corporation could have received if the securities had been fully paid-up in specie or they may otherwise dispose thereof or alienate them in favour of any person for a consideration which shall not contravene the Act, the articles, the by-laws or the written declaration of the sole shareholder.

231. Security certificates. The sole shareholder, in his discretion, shall be entitled either to a security certificate representing the securities which he holds in the Corporation or to an irrevocable acknowledgement in writing of his right to obtain a security certificate of the Corporation detailing the number, the class and the series of securities which he holds as indicated in the securities' register. The sole director or the directors shall determine the form and, unless otherwise provided in the Act, the contents of the certificates representing the securities of the Corporation. These certificates shall bear the signature of the sole director or of the directors.

232. Dividends. Subject to the Act and unless otherwise provided in a written declaration of the sole shareholder and subject to it being established that the Corporation is or will be able to discharge its liabilities when due and that the realizable value of its assets will not be less than the aggregate of its liabilities and of its stated capital, the sole director or the directors may declare and pay dividends to the sole shareholder according to his rights and to his interests in the Corporation. The sole director or the directors shall not be compelled to make any distribution of the profits of the Corporation; thus they may create a reserve fund for the payment of dividends or set aside such profits in whole or in part in order to keep them as a reserve fund of any kind. Such dividends may be paid in specie, in property or by the issue of fully paid-up securities of the Corporation.

B.            RESOLUTIONS OF THE SOLE SHAREHOLDER

233. Powers. The sole shareholder shall exercise by himself all the powers which the Act expressly reserves for the shareholders by passing resolutions of the sole shareholder. A copy of these resolutions shall be kept in the Corporate Records Book.

234. Annual and other resolutions. The sole shareholder of the Corporation shall pass annual resolutions of the sole shareholder in which he shall approve the financial statements of the Corporation, and, as the case may be, the report of the auditor, appoint an auditor or decide not to appoint one, re-elect the sole director or elect directors, fix, or authorize the sole director or the directors to fix, their remuneration, and settle any other matter which shall be in his power to decide. The sole shareholder at any time may also pass any other resolution of the sole shareholder with respect to any other matter which he may legally consider.

By-law Number 1 passed this

                           --------------------------
                           President and/or Secretary

                                 BY-LAW NUMBER 2

                                    being the

                           GENERAL BORROWING BY-LAW OF

                           DECTRON INTERNATIONALE INC.

The following general borrowing by-law of the Corporation, also referred to as By-law Number 2, which authorizes the sole director or the directors to borrow money upon the credit of the Corporation, has been passed by a resolution of the sole director or of the directors and confirmed by a resolution of the sole shareholder or of the shareholders, in accordance with the Canada Business Corporations Act.

1. In addition to the powers conferred on the sole director or on the directors by the articles and without restricting the generality of the powers conferred on the sole director or on the directors by section 189 of the Canada Business Corporations Act, the sole director or the directors, if they see fit, and without having to obtain the authorization of the sole shareholder or of the shareholders, may:

         a)       borrow money upon the credit of the Corporation;
         b) issue or reissue debt obligations, debentures or other securities of the Corporation and pledge or sell the same at such price or amount as shall be deemed appropriate;
         c) give a guarantee in the name of the Corporation to secure the performance of the obligation of another person, subject to it being established that the Corporation is or will be able to discharge its liabilities when due and that the realizable value of its assets will not be less than the aggregate of its liabilities and of its stated capital; and
         d) grant a hypothec or a mortgage, even a floating hypothec or mortgage, on a universality of property, movable or immovable, present or future, corporeal or incorporeal, of the Corporation.

2. No provision shall limit or restrict the borrowing power of the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3. The sole director or the directors, by way of resolution, may delegate the powers conferred on them by paragraph 1 above to a director, to an Executive Committee, to a committee of the Board of Directors or to an officer of the Corporation.

4. The powers hereby conferred should be deemed to be supplementary to, and not in substitution of, any borrowing powers possessed by the sole director or by the directors or by the officers of the Corporation independently of a borrowing by-law.

By-law Number 1 passed this

                           --------------------------
                           President and/or Secretary

                                 BY-LAW NUMBER 3

                                    being the

                           GENERAL BORROWING BY-LAW OF

                           DECTRON INTERNATIONALE INC.



The following banking by-law, also referred to as By-law Number 3, has been passed by a resolution of the sole director or of the directors and confirmed by a resolution of the sole shareholder or of the shareholders, in accordance with the Canada Business Corporations Act.

BE IT RESOLVED:

1. to authorize the sole director or the directors of the Corporation to borrow money from a bank or from a financial institution upon the credit of the Corporation, for the required amounts and by way of overdraft loan or otherwise;

2. to render binding on the Corporation all promissory notes or other negotiable instruments, including partial or complete renewals covering such loans as well as the agreed-upon interest accruing therefrom, given to the said bank or financial institution and signed in the name of the Corporation by the officers of the Corporation authorized to sign these negotiable instruments;

3. to authorize the sole director or the directors to grant a hypothec or a mortgage, even a floating hypothec or mortgage, on a universality of property, movable or immovable, present or future, corporeal or incorporeal, of the Corporation to secure the repayment of the loans contracted by the Corporation with the bank or with the financial institution or the performance of any other obligation assumed by the Corporation vis-a-vis the bank or the financial institution; and to render binding on the Corporation any hypothec or mortgage so granted and signed by the officer or by the officers authorized to sign negotiable instruments on behalf of the Corporation;

4. to have all contracts, deeds, documents, grants and other guarantees reasonably required by said bank or financial institution or by its legal advisers, for one (1) of the purposes stated above, executed, completed, and delivered by the duly authorized officers of the Corporation; and

5. to have the present by-law remain in force, after confirmation by the sole shareholder or by the shareholders of the Corporation, until another by-law repealing it has been confirmed by the sole shareholder or by the shareholders and until a copy thereof has been delivered to the said bank or financial institution.


By-law Number 1 passed this

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                           President and/or Secretary